SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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    Definitive Proxy Statement

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    Soliciting Material Under Rule 14a-12

CYCLACEL PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Cyclacel Pharmaceuticals, Inc.

150 John F. Kennedy Parkway, Suite 100
Short Hills, New Jersey 07078

June 13, 2006

Dear Fellow Investor,

I am pleased to invite you to attend our 2006 Annual Meeting of Stockholders, which will be held on Thursday, July 6, 2006, beginning at 10:00 a.m., Eastern Time, at the Woodfield Room, The Hilton Short Hills, 41 John F. Kennedy Parkway, Short Hills, New Jersey, 07078.

This year, you are being asked to elect two directors nominated by the Board of Directors upon the recommendation of our Corporate Governance and Nominations Committee, to amend our 2006 Equity Incentive Plan to increase the number of shares of common stock issuable under such plan by an additional 629,675 shares, to an aggregate of 1,615,795 shares, and to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. Your Board of Directors urges you to read the accompanying proxy statement carefully and recommends that you vote ‘‘FOR’’ each of these proposals.

At the meeting, we also will report on Cyclacel’s progress over the past few months since the closing of the acquisition of all of the issued and outstanding stock of Cyclacel Limited by Xcyte Therapies, Inc. in March 2006. We will provide you with an opportunity to meet members of our management team and Board of Directors and will respond to questions that you may have.

We hope that you will be able to join us at our Annual Meeting. Whether or not you expect to attend, please be sure to vote your shares by signing, dating, and returning the proxy card in the envelope provided or by attending the meeting in person.

You will be asked to register at the Annual Meeting prior to admission if you attend. If you wish to register in advance of the Annual Meeting, please contact our investor relations office by telephone at (914) 921-5900, by mail at Cyclacel Pharmaceuticals, Inc., 150 John F. Kennedy Parkway, Suite 100, Short Hills, New Jersey 07078, or by e-mail to investor@cyclacel.com.

I look forward to seeing you at this year’s Annual Meeting.

Sincerely yours,

/s/ Spiro Rombotis

Spiro Rombotis

President and Chief Executive Officer

CYCLACEL PHARMACEUTICALS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 6, 2006
__________________

To the Stockholders
of Cyclacel Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of Cyclacel Pharmaceuticals, Inc. will be held on July 6, 2006 (the ‘‘Annual Meeting’’), for the following purposes:

1. To elect two Class 3 directors to hold office until the 2009 Annual Meeting and until their successors are duly elected and qualified;

2. To approve the amendment of the 2006 Equity Incentive Plan to increase the number of shares of common stock issuable thereunder by an additional 629,675 shares, to an aggregate of 1,615,795 shares;

3. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2006; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Only those holders of our common stock of record as of the close of business on May 22, 2006, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. A total of 16,157,953 shares of our common stock were issued and outstanding as of that date. Each share of common stock entitles its holder to one vote. Cumulative voting of shares of common stock is not permitted.

For the ten-day period immediately prior to the Annual Meeting, the list of stockholders entitled to vote will be available for inspection at our offices at 150 John F. Kennedy Parkway, Suite 100, Short Hills, New Jersey, 07078, for such purposes as are set forth in the General Corporation Law of the State of Delaware.

At least a majority of all issued and outstanding shares of common stock is required to constitute a quorum. Accordingly, whether you plan to attend the annual meeting or not, we ask that you complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience. In the event you are able to attend the meeting, you may revoke your proxy and vote your shares in person.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Paul McBarron
Secretary

CYCLACEL PHARMACEUTICALS, INC.
150 John F. Kennedy Parkway, Suite 100
Short Hills, New Jersey 07078
(973) 847-5955

PROXY STATEMENT
2006 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT THE MEETING AND VOTING

General

This proxy statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Cyclacel Pharmaceuticals, Inc. to be used at our 2006 Annual Meeting of Stockholders (the ‘‘Annual Meeting’’) to be held on Thursday, July 6, 2006 at 10:00 a.m., Eastern Time, at the Woodfield Room, The Hilton Short Hills, 41 John F. Kennedy Parkway, Short Hills, New Jersey, 07078, and at any adjournments or postponements thereof for the purposes set forth in the Notice of Annual Meeting. These proxy materials are being mailed to all stockholders entitled to notice of and to vote at the Annual Meeting on or about June 5, 2006.

Summary of Proposals to be Voted Upon By Stockholders

Proposal 1:	Election of Two Class 3 Directors to Hold Office Until the 2009 Annual Meeting

Our Board of Directors is divided into three classes of directors. Each class is elected to serve for a staggered three-year term. This year, two current Class 3 directors have been nominated to serve until the 2009 Annual Meeting and until their successors have been duly elected and qualified. The nominated directors are as follows:

•	Paul McBarron, our Chief Operating Officer and Executive Vice President, Finance, who has served on our Board of Directors since March 2006; and

•	Dr Christopher Henney, who has served on our Board of Directors since March 2005.

The Board of Directors recommends that stockholders vote ‘‘FOR’’ Proposal 1.

Proposal 2:    Approval of the Amendment of The 2006 Equity Incentive Plan

On June 9, 2006, the Board of Directors approved the amendment of the 2006 Equity Incentive Plan to increase the number of shares of common stock issuable under the 2006 Equity Incentive Plan by an additional 629,675 shares, to an aggregate of 1,615,795 shares.

The Board of Directors recommends that stockholders vote ‘‘FOR’’ Proposal 2.

Proposal 3:    Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has selected Ernst & Young LLP to be our independent registered public accounting firm for the year ending December 31, 2006. Ernst & Young LLP has served as our independent registered public accounting firm since 1996.

The Board of Directors recommends that stockholders vote ‘‘FOR’’ Proposal 3.

Proxies

Holders of our common stock who are entitled to vote are urged to sign the enclosed proxy card and return it promptly in the return envelope provided. Proxies will be voted in accordance with such holders’ directions. If no directions are given, proxies will be voted ‘‘FOR’’ the election as Class 3 directors of the nominees named herein, and ‘‘FOR’’ ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm, and, as to any other business that may come before the Annual Meeting, in accordance with the judgment of the person or persons named in the proxy. However, if no directions are given with respect to Proposal 2 on the approval of the amendment of the 2006 Equity Incentive Plan, then such proxies will be voted ‘‘AGAINST’’ the amendment of the 2006 Equity Incentive Plan to increase the number of shares of common stock issuable thereunder. The Board of Directors knows of no other business to be presented at the Annual Meeting. The proxy may be revoked at any time prior to the voting thereof by providing written notice of revocation to us at 150 John F. Kennedy Parkway, Suite 100, Short Hills, New Jersey, 07078, Attention: Paul McBarron, Chief Operating Officer and Executive Vice President, Finance, and Secretary. The proxy may also be revoked by submitting to us prior to the Annual Meeting a more recently dated proxy or by attending the Annual Meeting and voting in person.

Stockholders Entitled to Vote

Only stockholders of record at the close of business on May 22, 2006, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. On that date, there were 16,157,953 shares of common stock outstanding. Each share of common stock is entitled to one vote.

Establishing a Quorum

The holders of a majority of the issued and outstanding shares of common stock entitled to vote, whether present in person or represented by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting. Shares as to which a broker indicates that it has no discretion to vote and which are not voted, known as ‘‘broker non-votes,’’ will be considered present at the Annual Meeting for the purpose of determining the presence of a quorum. Proxies marked as abstaining on any matter to be acted upon by the stockholders will be treated as present at the Annual Meeting for purposes of determining a quorum.

Votes Required, Broker Non-Votes and Abstentions

For Proposal 1, the affirmative vote of a plurality of the shares of common stock cast by the stockholders present in person or represented by proxy at the Annual Meeting is required to elect the nominees for election as Class 3 directors. Thus, broker non-votes and withholding authority will have no effect on the outcome of the vote for the election of directors. Brokers do, however, have discretionary authority to vote shares held in their name on this proposal, even if they do not receive instructions from the beneficial owner.

For Proposal 2, the affirmative vote of a majority of votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting is required to approve the amendment of the 2006 Equity Incentive Plan to increase the number of shares of common stock issuable thereunder. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote ‘‘against’’ the proposal.

For Proposal 3, the affirmative vote of a majority of votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting is required to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2006. Because broker non-votes and abstentions are not considered to be votes cast, they will have no effect on the vote for this proposal. Brokers do, however, have discretionary authority to vote shares held in their name on this proposal, even if they do not receive instructions from the beneficial owner. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2006, the Audit Committee of our Board of Directors will reconsider its selection.

Costs of Solicitation of Proxies

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing to stockholders this proxy statement and accompanying materials, will be borne by us. In addition to use of the mails, proxies may be solicited personally or by telephone or otherwise by our officers, directors and employees, who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons. Such parties will be reimbursed for their reasonable expenses incurred in connection with these activities.

Dissenters’ Rights

Under Delaware law, stockholders are not entitled to dissenters’ rights of appraisal on any proposal referred to herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth certain information as of the Record Date, concerning the ownership of voting securities of (i) each current member of the Board of Directors, (ii) certain highly compensated officers, (iii) all of our directors and executive officers as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities relying solely upon the amounts and percentages disclosed in their public filings. The address for each of the directors and named executive officers is c/o Cyclacel Pharmaceuticals, Inc., 150 John F. Kennedy Parkway, Suite 100, Short Hills, New Jersey, 07078. Addresses of other beneficial owners are noted in the table.

As of the Record Date, we had 16,157,953 shares of common stock outstanding.

	Number of Shares Beneficially Owned(1)	Percentage Owned
Directors and Executive Officers
Sir John Banham	33,347	*
Dr. Judy Chiao	48,168	*
Dr. Christopher Henney	7,167	*
Dr. Robert Jackson	64,841	*
Paul McBarron	74,104	*
Professor Gordon McVie	—	*
Spiro Rombotis	353,948	2.19%
Daniel Spiegelman	1,312	*
Dr. David U’Prichard	18,526	*
Dr. Robert Westwood	—	*
Executive officers and directors as a group (10 persons)	601,413	3.72%
5% Stockholders
Federated Kaufman Fund	3,000,000	17.66%
Deerfield Capital L.P. and Deerfield Management Company, L.P.	1,500,001	9.04%
INVESCO Private Capital, Inc. & IPC Direct Associates V, L.L.C.(2)	931,313	5.76%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within sixty (60) days of May 22, 2006. Except as indicated by footnote to our knowledge, all persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned.

(2)	The 931,313 shares are held as follows: (i) as the managing member of IPC Direct Associates V, L.L.C., which is the general partner of Chancellor V, L.P., INVESCO Private Capital, Inc. beneficially owns 555,384 Shares; (ii) as the managing member of IPC Direct Associates V, L.L.C., which is the general partner of Chancellor V-A, L.P., INVESCO Private Capital, Inc. beneficially owns 288,075 Shares; and (iii) and the managing member of IPC Direct Associates V, L.L.C., which is the general partner of Citiventure 2000, L.P., INVESCO Private Capital, beneficially owns 87,854 Shares.

MANAGEMENT

Board of Directors

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide for our business to be managed by or under the direction of the Board of Directors. The Board of Directors is fixed at eight members pursuant to our Amended and Restated Bylaws but currently consists of seven members, as set forth below. We do not plan to fill the vacancy on the Board of Directors at this time.

Name	Age	Position
Spiro Rombotis	48	President and Chief Executive Officer; Director
Paul McBarron	46	Chief Operating Officer & Executive Vice President, Finance; Secretary and Director
Sir John Banham	65	Director
Dr. Christopher Henney	64	Director
Dr. Gordon McVie	60	Director
Daniel Spiegelman	47	Director
Dr. David U’Prichard	58	Chairman; Director

Set forth below is certain biographical information about our current directors. We have a staggered Board of Directors comprised of three classes, and each director serves until the annual meeting in which his class is nominated. Messrs. Henney and McBarron are in the class of directors whose term expires at the Annual Meeting and, if elected, would serve until our 2009 annual meeting. Sir John Banham, Professor Gordon McVie and Mr. Daniel Spiegelman are in the class of directors whose term expires at the 2007 annual meeting of stockholders. Messrs. Rombotis and U’Prichard are in the class of directors whose term expires at the 2008 annual meeting of stockholders. There is no family relationship among any of our directors or executive officers.

Nominees as Class 3 Directors (Term to Expire in 2009)

Paul McBarron.     Mr. McBarron joined Cyclacel in January 2002 with 13 years of experience as a financial executive with several pharmaceutical companies. Since 1996, he was a senior member of the finance team at Shire Pharmaceuticals plc, where he held the positions of Director of Corporate Finance and Group Financial Controller. He joined Shire when it was an emerging public company employing less than 100 people. He was previously employed in various financial positions at Sterling Drug and SmithKline Beecham and qualified as a chartered accountant with Ernst & Young.

Christopher S. Henney, Ph.D., D.Sc.    Dr. Henney had served as one of Xcyte’s directors since March 2005, and continued on as director of the combined company after the Stock Purchase. Previously, Dr. Henney co-founded three major publicly held U.S. biotechnology companies, Immunex, ICOS and Dendreon, and held executive positions at each company. From 1995 to January 2003, Dr. Henney was Chairman and Chief Executive Officer of Dendreon Corporation. Dr. Henney currently serves as director of Biomira, Inc. and Bionomics Ltd, each a public biotechnology company. Dr. Henney received a Ph.D. in experimental pathology from the University of Birmingham and a D.Sc. from the same university for contributions to the field of immunology.

Continuing Class 1 Directors (Term to Expire in 2007)

Sir John Banham.    Sir John Banham is currently Chairman of Spacelabs Healthcare, Inc. and Chairman of Johnson Matthey plc, senior non-executive director of AMVESCAP plc and non-executive director of Merchant Trust plc. He is past Director General of the Confederation of British Industry (CBI) and past Chairman of Whitbread plc, Geest plc, ECI Partners LLP, Tarmac plc and Kingfisher plc. His public sector appointments comprise first Controller of the Audit Commission and first Chairman of the Local Government Commission for England. He was formerly Honorary Treasurer of the United Kingdom’s Cancer Research Campaign prior to its merger with Imperial Cancer Research. He is a graduate of Cambridge University in Natural Sciences and has honorary degrees from a number of British universities.

Professor Gordon McVie, D.Sc. (Hon), MBChB, MRCP, M.D., FRCP, FRCPS, FmedSci.
Professor McVie is currently Chief Executive Officer and a director of Cancer Intelligence Limited, a cancer consulting company, former Joint Director General of Cancer Research UK and former Director General of the Cancer Research Campaign. Previously, he was Clinical Research Director at the Netherlands Cancer Institute in Amsterdam. From 1976 to 1979 he was the first NHS Consultant Medical Oncologist in Scotland at The Cancer Research Campaign Unit in Glasgow. He is the European editor of JNCI (Journal of the National Cancer Institute) and Senior Consultant to the European Institute of Oncology, Milan, Italy. He has authored five books and over 200 research papers.

Daniel Spiegelman.    Mr Spiegelman had served as one of Xcyte’s directors since September 2004, and continued on as director of the combined company after the Stock Purchase. Mr Spiegelman has served as the Senior Vice President and Chief Financial Officer of CV Therapeutics, Inc. since September 1999. From January 1998 to September 1999, Mr. Spiegelman served as the Vice President and Chief Financial Officer of CV Therapeutics, Inc. From 1991 until 1998, Mr. Spiegelman was employed by Genentech, Inc., a biotechnology company, holding various positions in the Treasury department, including the position of Treasurer from 1996 to 1998. Mr. Spiegelman holds a B.A. in Economics from Stanford University and an M.B.A. from Stanford Graduate School of Business.

Continuing Class 2 Directors (Term to Expire in 2008)

Spiro Rombotis.    Mr. Rombotis joined Cyclacel in August 1997 and has over 23 years of experience with pharmaceutical and biotechnology companies. He was previously Vice President of International Operations and Business Development, Managing Director, Europe and Director, Japanese joint venture, at The Liposome Company, Inc. Mr. Rombotis also served as Vice President of Pharmaceuticals for Central and Eastern Europe and as Director of International Marketing at Bristol-Myers Squibb Company. He was Head of European Marketing and Sales and Head of Corporate Development at Centocor, Inc. as well as working in Business Development at Novartis AG. He holds a B.A. from Williams College and an M.B.A. and Master’s degree in Hospital Management with honors, from the Kellogg Graduate School of Management where he serves on the Kellogg Biotech Advisory Board.

David U’Prichard, Ph.D.    Chairman of the Board. Dr. U’Prichard joined the Board of Directors of Cyclacel in May 2004. He is currently President of Druid Consulting LLC, a pharmaceutical and biotechnology-consulting firm, providing customized services to life sciences clients in the United States and Europe. He is also a Venture Partner with Care Capital LLP and Red Abbey Venture Partners, private equity providers. Previously, he was Chief Executive Officer of 3-Dimensional Pharmaceuticals, Inc. from 1999 to 2003. In addition, he held a variety of positions within the pharmaceutical and biotechnology industries, including, President and Chairman of Research and Development for SmithKline Beecham Pharmaceuticals; Executive Vice President and International Research Director, and a Member of the Board of Zeneca Pharmaceuticals; General Manager, Research Department, ICI Pharmaceuticals, and Vice President Biomedical Research, ICI Pharmaceuticals; and Senior Vice President and Scientific Director for Nova Pharmaceutical Corporation. He is a director of Biogen-IDEC Corp. and Invitrogen Corp. He is the non-executive Chairman of Oxagen. He was Chairman of the Pennsylvania Biotechnology Association in 2004-2005. From 1992 to 1997 he was a member of the board of the Biotechnology Industry Organization (BIO). He received a B.Sc. in Pharmacology from University of Glasgow in 1970 and a Ph.D. in Pharmacology from University of Kansas in 1975.

Additional Information Concerning the Board of Directors and its Committees

Meeting Attendance.    On March 27, 2006, we consummated a transaction in which Xcyte Therapies, Inc. purchased all of the issued and outstanding shares of Cyclacel Limited (the ‘‘Acquisition’’) and, as a result, the current Board of Directors did not take office until March 27, 2006. At that time, the Board of Directors established three standing committees, (1) the Compensation and Organizational Development Committee, (2) the Audit Committee and (3) the Corporate Governance and Nominations Committee.

Director Independence.    Our Board of Directors has determined that each of the following directors is an ‘‘independent director’’ as such term is defined by The Nasdaq Stock Market, Inc. (‘‘Nasdaq’’):

•	David U’Prichard, Ph.D.

•	John Banham

•	Christopher Henney, Ph.D, D.Sc.

•	Gordon McVie, D.Sc.

•	Daniel Spiegelman

The Board of Directors has also determined that each member of the Compensation and Organizational Development Committee, the Audit Committee and the Corporate Governance and Nominations Committee meets the independence requirements applicable to each such committee prescribed by Nasdaq and the SEC.

Audit Committee.    The current members of our Audit Committee are Mr Spiegelman, who is the chairperson, Sir John Banham and Dr. Henney. The Board of Directors has determined that Daniel Spiegelman is a ‘‘financial expert’’ as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). Please see the biographical information for Mr. Daniel Spiegelman contained in the section above entitled, ‘‘Management — Board of Directors.’’

The Audit Committee serves as the representative of the Board of Directors in overseeing and monitoring the processes management has in place to maintain the reliability and integrity of our accounting policies and financial reporting processes, to ensure the adequacy of internal accounting, financial reporting and disclosure controls, and to comply with legal and regulatory requirements that may impact our financial reporting and disclosure obligations. The Audit Committee is also responsible for reviewing the qualifications, independence and performance of, and selecting or replacing, if necessary, our independent registered public accounting firm and approving all audit and non-audit services and fees related thereto. In addition, the Audit Committee is responsible for reviewing, in consultation with our management and independent registered public accounting firm, the scope and results of (1) reviews of our quarterly financial statements, (2) audits of our annual financial statements, and (3) audits of our system of internal control over financial reporting and management’s assessment of the effectiveness thereof. The Audit Committee may also perform other duties and responsibilities as the Audit Committee or the Board of Directors deems appropriate or necessary, including reviewing, evaluating and approving related-party or similar transactions or relationships. The Audit Committee maintains a written charter that outlines its responsibilities, which it reviews and reassesses annually and recommends any changes to the Board of Directors for approval. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

Compensation and Organizational Development Committee.    The Compensation and Organizational Development Committee of the Board of Directors is composed entirely of directors who are not our current or former employees. The Committee is responsible for establishing and administering our executive compensation policies. The current members of our Compensation and Organizational Development Committee are Dr. Christopher Henney, who is the chairperson, Professor Gordon McVie and Dr. David U’Prichard. Please also see the report of the Compensation and Organizational Development Committee set forth elsewhere in this proxy statement.

Corporate Governance and Nominations Committee.    The current members of our Corporate Governance and Nominations Committee are Sir John Banham, who is the chairperson, Professor Gordon McVie and Mr. Spiegelman. The functions of the Corporate Governance and Nominations Committee include making recommendations to the full Board of Directors as to particular nominees for election or appointment to the Board of Directors; making recommendations to the full Board of Directors as to the membership, structure and operations of the committees of the Board; reviewing and assessing the adequacy of our corporate governance guidelines, principles and practices and recommending changes to the full Board of Directors for approval; monitoring compliance with our Corporate Code of Conduct and Ethics; and reviewing and maintaining oversight of matters relating to the independence, operation and effectiveness of the Board of Directors and committee members. The Corporate Governance and Nominations Committee maintains a written charter that outlines its responsibilities, which it reviews and reassesses annually and recommends any changes to the Board of Directors for approval, a copy of which is attached hereto as Appendix A.

The Corporate Governance and Nominations Committee may consider candidates recommended by stockholders, as well as from other sources, such as other directors or officers or other appropriate sources. For all potential candidates, the Corporate Governance and Nominations Committee may consider any factors it deems relevant, including, among other factors, a candidate’s personal integrity and judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, diversity, the extent to which the candidate would fill a priority need on the Board, the willingness of the candidate to commit sufficient time to attend to his or her duties or responsibilities as a director of a public company, and concern for the long-term interests of our stockholders.

In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for director for election at our 2007 Annual Meeting of Stockholders, such a recommendation should be submitted in writing to the Corporate Governance and Nominations Committee, c/o Paul McBarron., Secretary, Cyclacel Pharmaceuticals, Inc., Suite 100, 150 John F. Kennedy Parkway, Short Hills, New Jersey, 07078. Any such written recommendation should include a minimum of the following: (a) all information relating to such person that would be required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (b) the name(s) and address(es) of the stockholder(s) making the recommendation; and (c) appropriate biographical information and a statement as to the qualification for service on our Board of Directors of the recommended person. Any such recommendation should be submitted in the time frame for stockholder proposals which are to be included in proxy materials for the Annual Meeting to be held in 2007 under the caption ‘‘Stockholders’ Proposals and Nominations for Director for 2007 Annual Meeting’’ set forth elsewhere in this proxy statement.

Compensation Committee Interlocks and Insider Participation.    None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation and Organizational Development Committee.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (914) 921-5900 or investor@cyclacel.com. Stockholders wishing to submit written communications directly to the Board of Directors should send their communications to our Secretary, Cyclacel Pharmaceuticals, Inc., 150 John F. Kennedy Parkway, Suite 100, Short Hills, New Jersey, 07078. All stockholder communications will be considered by the non-employee members of our Board of Directors.

Compensation of Directors

Non-employee directors receive a fee for their services as members of the Board of Directors and any committee of the Board of Directors in the amount of an annual retainer of $20,000, with an additional $7,000 for chairing either the Compensation and Organizational Development Committee or Corporate Governance and Nominations Committee, or an additional $10,000 for chairing the Audit Committee, plus $2,000 for each board meeting attended in person and $1,000 for each Board meeting attended telephonically. The non-employee directors are also reimbursed for certain customary business expenses in connection with attending Board and committee meetings. The Chairman of our Board receives a $54,000 annual retainer for his service as Chairman and the Vice

Chairman receives a $34,000 annual retainer for his services. In addition, the Chairman and Vice Chairman are entitled to receive annually an option to purchase 50,000 shares of our common stock, the Chair of the Audit Committee is entitled to receive annually an option to purchase 35,000 shares of our common stock, and each non-employee director is entitled to receive annually an option to purchase 25,000 shares of our common stock.

Executive Officers

The following table sets forth certain information regarding our current executive officers who are not also members of our Board of Directors:

Name	Age	Position
Dr. Robert Jackson	62	Senior Vice President and Chief Scientific Officer
Dr. Judy Chiao	46	Vice President, Clinical Development and Regulatory Affairs
Dr. Robert Westwood	63	Vice President, Chemistry and Preclinical Development

Judy Chiao, M.D.    Dr. Chiao joined Cyclacel in December 2004. She was previously Vice President, Oncology Clinical Research and Development at Aton Pharma Inc., a wholly owned subsidiary of Merck & Co. Prior to Aton’s acquisition by Merck she was responsible for leading the clinical development of SAHA, a histone deacetylase inhibitor, in Phase II development for hematologic and solid tumor indications. She was a Senior Medical Reviewer, Division of Oncology Drug Products, Center for Drug Evaluation and Research, U.S. Food and Drug Administration, where she was the agency’s primary reviewer for a range of oncology drugs and regulatory subjects. She also presented the FDA’s views in several New Drug Application reviews at Oncology Drug Advisory Committees. She earned her Bachelor of Science in Chemistry (summa cum laude) at Columbia University, New York, and received her medical degree from Harvard Medical School. Her internship and residency in internal medicine was carried out at Columbia-Presbyterian Medical Center, New York and she held a Research Fellowship in Molecular Pharmacology at Sloan Kettering Institute for Cancer Research and a Clinical Fellowship in Hematology/Oncology at Memorial Sloan Kettering Cancer Center both in New York City. She has also been a member of a number of FDA related working groups and has also been a Core Member of the Pharsight-FDA Cooperative Research and Development Agreement (CRADA) on clinical trial simulation and population pharmacokinetic analysis software for drug development.

Robert Jackson, Ph.D.    Dr. Jackson joined Cyclacel in January 2001. He previously was the Director of Research and Development and a member of the Board of Directors at Celltech Group plc. He was also Executive Director of Research and Development, Chief Operating Officer and a member of the Board of Directors at Chiroscience Group plc, which was acquired by Celltech in 1999. Before these appointments, he was Vice President of Research and Development at Agouron Pharmaceuticals, Inc., and headed cancer research at DuPont Pharmaceuticals and Warner-Lambert Company. He holds a B.A. from the University of Cambridge and a Ph.D. from the University of London, Institute of Cancer Research.

Robert Westwood, Ph.D.    Dr. Westwood joined Cyclacel in July 2000. He is former Professor of Bioorganic Chemistry at the University of Hull and Director of the Institute for Chemistry in Industry. He spent 25 years at Aventis Pharma (Hoechst Marion Roussel) most recently as Head of Immunology Research in Paris and Director of Research, HMR in Denham, U.K., where he was responsible for biotech collaborations with Vertex Pharmaceuticals, Inc. and Ariad Pharmaceuticals, Inc.

EXECUTIVE COMPENSATION

The following table summarizes the compensation paid to, awarded to or earned during the years ended December 31, 2003, 2004 and 2005 by our former Chief Executive Officer and each of our former four other most highly compensated executive officers whose total salary and bonus exceeded $100,000 for services rendered to us in all capacities during the years ended December 31, 2003, 2004 and 2005. The executive officers listed in the table below are referred to in this report as our named executive officers and, as of the Acquisition that closed in March 2006, are no longer affiliated with us. Our current executive officers identified previously were not employed by the Company during the years ended December 31, 2003, 2004 and 2005.

Summary Compensation Table

	Annual compensation				Long-term compensation
Name and principal position(s)	Year	Salary	Bonus		Securities underlying options	Severance	All other compensation(1)
Ronald J. Berenson, M.D.,(2) Former President and Chief Executive Officer	2005	$266,148	$—		145,000	$222,692	$380
	2004	270,670	75,000		45,453	—	432
	2003	249,714	35,000		—	—	286
Stewart Craig, Ph.D.,(3) Former Chief Operating Officer and Vice President	2005	124,496	—		60,000	131,984	90
	2004	229,980	—		18,181	—	418
	2003	215,176	—		—	—	284
Robert Kirkman, M.D., Former President and Chief Executive Officer	2005	271,700	(4)		152,726	—	380
	2004	218,784	85,000	(5)	—	—	398
	2003	—	—		—	—	284
Mark Frohlich, M.D.,(6) Former Medical Director and Vice President	2005	154,082	12,623		35,000	55,966	287
	2004	198,633	17,966		36,363	—	632
	2003	181,759	17,447		—	—	513
Kathi L. Cordova, C.P.A., Former Senior Vice President of Finance and Treasurer	2005	202,345	—		40,000	—	270
	2004	172,225	—		18,181	—	377
	2003	$150,547	$—		—	$—	$286

(1)	All other compensation consists of the payment of insurance premiums for group term life benefits.

(2)	Dr. Berenson’s employment with Xcyte ended on May 10, 2005. Dr. Berenson was paid severance of $222,692.

(3)	Dr. Craig’s employment with Xcyte ended on May 24, 2005. Dr. Craig was paid severance of $131,984.

(4)	On October 4, 2005, Xcyte approved the execution of an Acquisition Bonus Agreement with Dr Robert Kirkman, President and Chief Operating Officer of Xcyte. Pursuant to this agreement, upon the completion of the Stock Purchase, Xcyte paid on March 27, 2006 Dr Kirkman a bonus in an amount equal to $150,000 for his service as President and Chief Executive in connection therewith, less applicable withholding taxes.

(5)	Dr. Kirkman joined the company in January 2004. In connection with his hire, Dr. Kirkman received a signing bonus of $85,000.

(6)	Dr. Frohlich’s employment ended with Xcyte on July 22, 2005. Dr. Frohlich was paid severance of $55,966.

Options Granted In the Last Fiscal Year

The following table shows the options granted to our former named executive officers during fiscal year 2005 that are still outstanding as of the date of this report and the potential realizable value of those grants (on a pre-tax basis) determined in accordance with SEC rules. The information in this table shows how much the named executive officers may eventually realize in future dollars under two hypothetical situations: if the price of the common stock increases 5% or 10% in value per year, compounded over the life of the options. These amounts represent assumed rates of appreciation, and are not intended to forecast future appreciation of the common stock. Actual gains, if any, on stock option exercises depend on the future performance of our common stock and overall stock market conditions. As a result of the Acquisition in March 2006, these options are set to expire in the near future.

Name	Individual Grants					Potential Realizable Value at Assumed Annual Ratesof Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options/SARs Granted (#) (1)		% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date
						5%	10%
Robert Kirkman, M.D.	40,000	(1)	14.4%	2.29	02/03/15	96,180	100,760
Kathi L. Cordova, C.P.A.	20,000	(1)	7.2%	2.29	02/03/15	48,090	50,380

(1)	These options were granted under our 2004 Stock Plan and vest over a four-year period.

(2)	Each option represents the right to purchase one share of our common stock. The options generally vest over four years. The percentage of options is based upon an aggregate of 278,650 options granted during fiscal year 2005 to employees, including the named executive officers.

(3)	The exercise price for options is equal to the closing sale price per share on the Nasdaq National Market on the day immediately prior to the date of grant.

Agreements with Executive Officers

We have not entered into employment agreements with any of our current executive officers. However, we anticipate entering into such employment agreements in the near future. Upon execution of any such employment agreements, we will make such filings and disclosures as are required pursuant to the federal securities laws.

REPORT OF THE COMPENSATION AND ORGANIZATIONAL DEVELOPMENT
COMMITTEE ON EXECUTIVE COMPENSATION

Overview

The Compensation & Organizational Development Committee of the Board of Directors (the ‘‘Committee’’) assists the Board in fulfilling its responsibilities for the Company’s compensation and benefit plans for the Company’s executive officers and all other employees. The Committee’s charter is to collaborate with executive management in developing a compensation philosophy; to evaluate and approve compensation for the Chief Executive Officer and other executive officers, and to oversee the general employee benefit programs, including the Company’s Group Personal Pension and Retirement 401(k) Plans. The Committee has the authority to retain and terminate any independent, third-party compensation consultant and to obtain independent advice and assistance from internal and external legal, accounting and other advisors. The Committee reviews and reassesses the adequacy of its Charter at least annually. Three independent, non-employee directors serve on the Committee. Each member of the Committee meets the independence requirements specified by the NASDAQ, Section 16 of the Securities Act of 1934, as amended, and by Section 162(m) of the Internal Revenue Code of 1986, as amended (the ‘‘Tax Code’’). The Chair reports the Committee’s actions and recommendations to the full Board following each Committee meeting.

As a result of the Acquisition and related transactions in March 2006, the operations of Xcyte as conducted during 2005 are no longer part of the registrant and the operations of Cyclacel are now those of the registrant commencing in March 2006. Accordingly, our current Compensation and Organizational Development Committee was not part of establishing or administering the executive compensation policies of Xcyte during 2005. As such, this report will report on our compensation policy generally and how it will impact our employees going forward.

General Compensation Policy

Cyclacel's overall compensation philosophy is primarily based on the principles of competitive and fair compensation consistent with individual, program team and company performance. The Committee’s guiding principle is to ensure that the Company’s compensation and benefits policies attract and retain the key employees necessary to support the Company’s growth and success, both operationally and strategically. This principle guides the design and administration of compensation and benefit programs for the Company’s officers, other executives and general workforce. The Committee, in collaboration with executive management, has affirmed the following key strategies in support of our guiding principle:

•	Use total cash compensation (salary plus annual cash bonus) to recognize appropriately each Cyclacel employee’s scope of responsibility, role in the organization, experience, performance and contribution. The Committee and management refer to external benchmarks as part of their due diligence in determining salary and target bonus amounts, including peer group companies.

•	Use long-term equity-based incentive vehicles to align employee and shareholder interests, as well as to attract, retain and motivate employees and enable them to share in the long-term growth and success of the Company.

•	Provide benefit programs competitive within our defined talent market that provide participant flexibility and are cost-effective to the Company.

The key objectives of our executive compensation program are thus to:

•	Provide a competitive compensation package that will attract and retain superior talent and motivate and reward executive officers;

•	Support the achievement of our desired performance; and

•	Align the interests of employees with the long-term interests of stockholders through award opportunities that can result in ownership of common stock, thereby encouraging the achievement of superior results over an extended period.

Aligning Pay With Performance

The goal of the Committee is generally to align our employees’ compensation with performance. The Committee will annually evaluate the performance of the Company and of our executives, including our Chief Executive Officer, relative to job scope and responsibilities, based on the achievement of our corporate goals and objectives and each executive's individual performance and contribution. On evaluation of results, the Committee will determine the compensation of the Chief Executive Officer that it will recommend to the Board of Directors. The Chief Executive Officer is responsible for recommending the compensation of all other officers using the company’s performance assessment criteria and process, which is then subject to evaluation and, if appropriate, approval by the Committee.

External Competitiveness, Internal Equity

In order to attract and retain key executives, it is Cyclacel’s policy to compensate our executives competitively. The Committee will compare our compensation policy, practice and level to those of other companies of comparable size and state of development in the biotechnology and pharmaceutical industries with whom we globally compete for executive talent. To determine appropriate compensation levels the Committee will consider compensation statistics from various sources, including national and industry-specific surveys and specific comparator companies in our industry.

To ensure fairness, we also consider and strive to achieve equitable pay relationships between individual employees and between different organizational levels and functions within Cyclacel, including the executive officers.

Executive Officer Compensation Program

The Company's executive officer compensation program is comprised of: (i) base salary, which is set on an annual basis; (ii) discretionary incentive bonuses, which are based on the achievement of objectives and our performance; and (iii) discretionary incentive compensation in the form of equity incentive grants, with the objective of aligning the executive officers' long-term interests with those of the stockholders and encouraging the achievement of superior results over an extended period.

The Committee will perform annual reviews of executive compensation to confirm the competitiveness of the overall executive compensation packages as compared with companies who compete with us to attract and retain employees.

Base Salary

Base salaries are set competitively relative to compensation for similar positions at peer companies in the life sciences industry and other comparable companies. In determining salaries, the Committee also takes into consideration individual experience and ongoing performance. The Committee seeks to compare the salaries paid by companies similar in size and industry to us. Within this comparison group, we seek to make comparisons to executives, who have a comparable level of responsibility and expected level of contribution to our performance. In setting base salaries, the Committee also takes into account the level of competition among companies in our line of business to attract talented personnel. We emphasize pay-for-performance in all components of compensation, making salary adjustments based on individual employee performance relative to compensation levels among employees in similar positions in their defined talent market. Salary is an important component of our overall compensation and benefit packages, and we structure salaries to be a relatively smaller proportion of total target cash compensation as positions increase in responsibility.

Annual Incentive Bonus

The design of the Company’s annual Incentive Compensation Plan rewards achievement at specified levels of financial and individual performance. We establish goals related specifically to that officer's areas of responsibility. The Committee determines the amount of each executive's bonus based on an assessment by the Committee of the officer's progress toward achieving the established goals. Bonuses are typically awarded on an annual basis. Each officer position has an assigned target bonus level, expressed as a percent of annual salary. The target bonus levels are competitive with target bonuses for similar positions in peer companies. Two components comprise the fundamental architecture of the fiscal year 2005 Incentive Compensation Program — Financial Performance of the Company, and Individual Performance.

Long-term Equity Compensation

Long-term incentive compensation, in the form of stock options and restricted stock grants, allows employees to share in any appreciation in the value of our common stock. The Committee believes that equity participation aligns employees’ interests with those of the stockholders. The amounts of the awards are designed to reward past performance and create incentives to meet long-term objectives. Awards are made at a level calculated to be competitive relative to peer companies within the life sciences industry as well as a broader group of companies of comparable size. Cyclacel grants non-qualified stock options and incentive stock options at an exercise price equal to the fair market value of the Company’s common stock on the date of the grant. The option-vesting periods encourage officers and all Company employees to work with a long-term view of the Company’s performance and to reinforce their long-term affiliation with Cyclacel. The design of the stock option program helps to reduce officer and employee turnover and to retain the knowledge and skills of our valued officers and employees. The plan provides that awards will be canceled if an executive officer violates certain provisions of the plan. These provisions include prohibitions against engaging in activity that is detrimental to us, such as performing services for a competitor, disclosing confidential information or soliciting customers away from the company.

Benefits

The Committee oversees the design, implementation and administration of all Company-wide benefit programs. Cyclacel maintains a relatively egalitarian offering of benefit programs.

Chief Executive Officer's Compensation

In determining Mr Rombotis’ 2006 compensation, the Committee considered the effectiveness of Mr Rombotis’ leadership of Cyclacel and the resulting success in the attainment of priority goals, particularly those related to clinical development of its lead candidates, regulatory filings, product pipeline development, financial strength of the Company and Mr Rombotis’ overall compensation relative to that of other chief executives in the biotechnology industry.

For fiscal year 2005, Mr Rombotis’ annual base salary was $369,495

In March 2006, the Committee increased Mr Rombotis’ base salary to $400,000, effective as of March 27, 2006.

The compensation actions described above are based on the Committee's assessment of Mr Rombotis’ ongoing performance, how his contributions impacted Cyclacel's results for 2005 and the importance of his continued leadership to our success in the future. The Committee believes that Mr Rombotis’ total compensation is competitive, fair, and consistent with our corporate results and compensation philosophy. Based on this review, the Committee finds the Chief Executive Officer’s total compensation in the aggregate to be reasonable and not excessive.

Tax Considerations

The Committee's compensation strategy is to be cost and tax effective. Therefore, the Committee's policy is to preserve corporate tax deductions, while maintaining the flexibility to approve compensation arrangements that it deems to be in the best interests of the company and its stockholders, even if such arrangements do not always qualify for full tax deductibility.

COMPENSATION AND ORGANIZATIONAL DEVELOPMENT COMMITTEE

Dr Christopher Henney (Chairperson)
Professor Gordon McVie
Dr David U’Prichard

Performance Graph

As the Acquisition occurred in March 2006, the following performance graph reflects only the operations of Xcyte and related stockholder return which are not indicative of the operations and related stockholder return of Cyclacel, the current registrant.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq National Market, has furnished the following report. This report is issued by the Audit Committee that was in effect prior to the Acquisition, as it relates to the financial statements of Xcyte prior to the Acquisition:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in a our charter adopted by the Board. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Ernst & Young LLP. In fulfilling its responsibilities for the financial statements for fiscal year 2005, the Audit Committee took the following actions:

•    Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2005 with management and Ernst & Young LLP, our independent auditors;

•    Discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

•    Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with Ernst & Young LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the SEC.

Members of the Xcyte Therapies, Inc. Audit Committee Daniel Spiegelman (Chairperson) Jean Deleage Stephen Wertheimer

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal 2005, all filing requirements applicable to our current officers, directors and greater than ten percent beneficial owners were complied with.

CORPORATE CODE OF CONDUCT AND ETHICS

As a result of the Acquisition in March 2006, we have adopted a Corporate Code of Conduct and Ethics that applies to our principal executive officer and our principal financial and accounting officer that was used by Xcyte. This code is currently being reviewed for possible amendment in connection with Cyclacel's operations. Upon completion of such review, any amendments will be filed in accordance with federal securities laws and such code will be posted to Cyclacel's website at such time. We will provide, without charge, a copy of our Corporate Code of Conduct and Ethics upon written request to: Cyclacel Pharmaceuticals, Inc., 150 John F. Kennedy Parkway, Suite 100, Short Hills, New Jersey, 07078.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On October 4, 2005, Xcyte approved the execution of an Acquisition Bonus Agreement with Christopher S. Henney, Ph.D., D.Sc., chairman of Xcyte’s board of directors. Pursuant to this agreement, upon the completion of the transactions in March 2006, resulting in a change of control of Xcyte, Xcyte paid Dr. Henney a bonus in an amount equal to $250,000, less applicable withholding taxes.

PROPOSAL 1: ELECTION OF CLASS 3 DIRECTORS

Background

Under our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the number of directors is fixed from time to time by the Board of Directors. We have a staggered board of directors comprised of three classes, and each director serves until the annual meeting in which his class is nominated. Messrs. Henney and McBarron are in the class of directors whose term expires at the Annual Meeting and, if elected, would serve until our 2009 annual meeting.

The Board of Directors has voted to nominate Paul McBarron and Dr. Christopher Henney for election at the Annual Meeting to serve as Class 3 directors until the 2009 annual meeting of Stockholders and until their respective successors have been elected and qualified.

Unless authority to vote for either of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

Required Vote

A plurality of the votes cast at the Annual Meeting is required to elect each nominee as a director.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF PAUL MCBARRON AND DR. CHRISTOPHER HENNEY AS CLASS 3 DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2: APPROVAL OF AMENDMENT OF THE 2006 EQUITY INCENTIVE PLAN

Background

At the Annual Meeting, the stockholders of the Company will be asked to approve the amendment of the 2006 Equity Incentive Plan (the ‘‘2006 Plan’’) to increase the number of shares of common stock issuable under the 2006 Plan by an additional 629,675 shares, to an aggregate of 1,615,795 shares, which represents approximately 10% of the outstanding common stock.

The 2006 Plan was adopted by the Board of Directors of Xcyte in March 2006 as part of the Acquisition and became effective upon approval of the stockholders. On June 9, 2006, the Board approved an amendment of the 2006 Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the 2006 Plan by an additional 629,675 shares, to a total of 1,615,795 shares. The Board of Directors adopted this amendment because it believes that:

•	additional shares are necessary to attract new employees and executives;

•	additional shares are needed to further the goal of retaining and motivating existing personnel; and

•	the issuance of options to our employees is an integral component of the Company’s compensation policy.

As a consequence of the Acquisition there are currently no options granted to current executive officers and employees. On June 12, 2006, the Board of Directors, pursuant to Cyclacel's compensation philosophy, approved options to purchase 842,008 shares with 144,112 shares remaining available for future grants (plus any shares that might be returned to the 2006 Plan as a result of cancellation or expiration of awards or as a result of being retained by the Company to pay the exercise or purchase price or withholding taxes due upon exercise or purchase of awards). However, the stock options will not be granted until the 2006 Plan is approved by the United Kingdom taxation authorities which is anticipated to be received by June 19, 2006. The following table sets forth information with respect to the stock options which will be granted on receipt of the foregoing approval to the named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees and consultants (including all current officers who are not executive officers) as a group under the 2006 Plan.

Name	Number of shares subject to options granted under the 2006 Plan
Spiro Rombotis	97,834
Paul McBarron	63,680
Dr. Robert Jackson	63,606
Dr. Judy Chiao	48,967
Dr. Robert Westwood	49,144
All current executive officers as a group (8 persons)	422,399
All directors who are not executive officers (5 persons)	138,750
All employees and consultants (including all current officers who are not executive officers) as a group (38 persons)	280,859

The exercise price per share will be determined on the day formal written approval for the 2006 Plan is received from the United Kingdom taxation authorities.

Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote ‘‘against’’ the proposal.

Summary of the 2006 Plan

A copy of the 2006 Plan has been filed with the SEC as an appendix to the electronic version of this proxy statement filed via EDGAR, and is available on the SEC’s website (http://www.sec.gov). The following description of the 2006 Plan is a summary and so is qualified by reference to the complete text of the 2006 Plan.

Description of the Equity Incentive Plan

General.    The purpose of the equity incentive plan is to provide a means by which directors, officers and other employees of Cyclacel, its parent and subsidiaries can acquire and maintain ownership in Cyclacel, thereby strengthening their commitment to the success of Cyclacel and its subsidiaries and their desire to remain employed by Cyclacel and its subsidiaries. The equity incentive plan is also intended to attract, employ and retain directors, officers and other employees, to provide such people with additional incentive reward opportunities designed to encourage them to enhance the profitable growth of Cyclacel and its subsidiaries, and to permit the payment of compensation that qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, (‘‘Section 162(m)’’). The equity incentive plan permits the grant of stock options, which may be either ‘‘incentive stock options’’ or nonstatutory stock options, restricted stock, restricted stock units, performance units, performance shares and stock appreciation rights (each, an ‘‘Award’’).

Administration.    The equity incentive plan generally may be administered by Cyclacel’s board of directors or the compensation committee of the board, in either case referred to as the ‘‘Administrator.’’ The Administrator may make any determinations deemed necessary or advisable for the equity incentive plan. The compensation committee generally will consist of two or more directors who qualify as ‘‘non-employee directors’’ under Rule 16b-3 of the Securities Exchange Act of 1934, and as ‘‘outside directors’’ under Section 162(m) (so that the Company is entitled to a federal tax deduction for certain compensation paid under the equity incentive plan). Notwithstanding the foregoing, the Administrator may delegate its authority to administer the equity incentive plan.

Subject to the terms of the equity incentive plan, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the equity incentive plan and outstanding Awards. The Administrator may not, however, reprice Awards or exchange Awards for other Awards, cash or a combination thereof, without the approval of the stockholders. The Administrator may also provide that all or a portion of an Award shall be deferred or may approve a deferral election by the Award recipient.

Eligibility.    The Administrator selects the employees, consultants, and directors of Cyclacel or any parent or subsidiary of Cyclacel who will be granted Awards under the equity incentive plan. However, only employees may be granted incentive stock options. The actual number of individuals who will receive Awards cannot be determined in advance because the Administrator has the discretion to select the participants.

Limitations.    Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain of Cyclacel’s executive officers. In order to preserve Cyclacel’s ability to deduct the compensation income associated with options granted to such persons, the equity incentive plan provides that no employee may be granted, in any fiscal year of Cyclacel, (1) options to purchase more than 150,000 shares of Cyclacel’s common stock, (2) stock appreciation rights covering more than 150,000 shares, (3) restricted stock and restricted stock units covering more than 75,000 shares in the aggregate, and (4) performance shares and performance units covering more than 75,000 shares in the aggregate. Notwithstanding this limit, however, in connection with such individual’s initial employment with Cyclacel, he or she may be granted (1) options to purchase an additional 125,000 shares of Cyclacel’s common stock, (2) stock appreciation rights covering an additional 125,000 shares, (3) restricted stock and restricted stock units covering an additional 50,000 shares in the aggregate, and (4) performance shares and performance units covering an additional 50,000 shares in the aggregate.

Terms and Conditions of Awards.    Each Award is evidenced by an Award agreement between Cyclacel and the recipient, and is subject to the terms and conditions determined by the Administrator in accordance with the equity incentive plan.

Stock Options

A stock option is the right to acquire shares of common stock at a fixed exercise price for a fixed period of time. Under the equity incentive plan, the Administrator may grant nonstatutory stock options and/or incentive stock options (which entitle employees, but not Cyclacel, to more favorable tax treatment). The Administrator will determine the number of shares covered by each option, subject to the limitations described above.

(a) Exercise Price.    The exercise price of the shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by the option. In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Cyclacel or any of its subsidiaries. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000.

(b) Exercise of Option; Form of Consideration.    The administrator determines when options become exercisable, and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares of common stock issued upon exercise of an option is specified in each option agreement. The equity incentive plan permits payment to be made by cash, check, other shares of Cyclacel’s common stock (with some restrictions), cashless exercises, a reduction in the amount of Cyclacel’s liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

(c) Term of Option.    The term of an option may be no more than ten (10) years from the date of grant; provided, however, that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

(d) Nontransferability of Options.    Unless otherwise determined by the administrator, options granted under the equity incentive plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee.

(e) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the equity incentive plan as may be determined by the administrator.

Stock Appreciation Rights

Stock appreciation rights are Awards that grant the participant the right to receive an amount equal to (1) the number of shares exercised, times (2) the amount by which Cyclacel’s stock price exceeds the exercise price. An individual will be able to profit from a stock appreciation right only if the fair market value of the stock increases above the exercise price. Cyclacel’s obligation arising upon the exercise of a stock appreciation right may be paid in shares or in cash, or any combination thereof, as the Administrator may determine.

Awards of stock appreciation rights may be granted in connection with all or any part of an option or may be granted independently of options. There are 2 types of stock appreciation rights available for grant under the Plan. A ‘‘tandem’’ stock appreciation right is a stock appreciation right granted in connection with an option that entitles the participant to exercise the stock appreciation right by surrendering to the Company a portion of the unexercised related option. A tandem stock appreciation right may be exercised only with respect to the shares for which its related option is then exercisable. A ‘‘freestanding’’ stock appreciation right is one that is granted independent of any options.

The Administrator determines the number of stock appreciation rights granted, subject to the limits discussed above. The Administrator sets the terms of stock appreciation rights, except that the exercise price of a tandem stock appreciation right will be equal to the exercise price of the related option and the exercise price of a freestanding stock appreciation rights will not be less than 100% of the fair market value of a share on the grant date. The term of a stock appreciation right may not exceed ten (10) years from the date of grant.

When a tandem stock appreciation right granted in connection with an option is exercised, the related option, to the extent surrendered, will cease to be exercisable. A tandem stock appreciation right which is granted in connection with an incentive stock option (a) will expire no later than the date on which the related option ceases to be exercisable or expires, (b) will be exercisable only when the fair market value of the shares subject to the related incentive stock option exceeds the exercise price of the related option and, (c) the value of the payout with respect to the tandem stock appreciation right may be no more than 100% of the difference between the exercise price of the underlying incentive stock option and the fair market value of the shares subject to the underlying option at the time the tandem stock appreciation rights is exercised. A freestanding stock appreciation right, which is granted without a related option, will be exercisable, in whole or in part, at such time as the Administrator will specify in the stock appreciation right Award agreement.

Restricted Stock and Restricted Stock Units

Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Administrator. Awards of restricted stock units are shares that vest in accordance with terms and conditions established by the Administrator.

The Administrator may set vesting criteria based upon the achievement of Company-wide, subsidiary-wide, departmental, regional, functional, divisional, business unit or individual goals, applicable federal or state securities laws, or any other basis (including, without limitation, relative to the performance of other corporations or to continued employment or service), applicable federal or state securities or any other basis determined by the Committee. If the Administrator desires that the Award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals (see ‘‘Performance Goals’’ below for more information). The Administrator will determine the number of shares of restricted stock and the number of restricted stock units granted to any employee, consultant or director, subject to the limitations described above.

Unless the Administrator determines otherwise, shares of restricted stock will be held by the Company until any restrictions on the shares have lapsed. The Administrator may accelerate the time at which any restriction on restricted stock or restricted stock units may lapse or be removed. On the date set forth in the Award agreement, all unvested restricted stock will be forfeited to Cyclacel. When the applicable restrictions have lapsed, the recipient of an Award of restricted stock units shall be entitled to receive a payout of the number of restricted stock units as specified in the Award agreement. The Administrator, in its sole discretion, may pay earned restricted stock units in cash, shares, or a combination thereof.

Performance Shares and Performance Units

Performance shares and performance units are Awards that will result in a payment to a participant only if performance goals and/or other vesting criteria established by the Administrator are achieved or the Awards otherwise vest. The applicable performance objectives will be determined by the Administrator, and may be based upon the achievement of goals which may be company-wide, subsidiary-wide, departmental, regional, functional, divisional, business unit or individual goals, applicable federal or state securities laws (including, without limitation, relative to the performance of other corporations or to continued employment or service), applicable federal or state securities or any other basis determined by the Committee. Notwithstanding the foregoing, if the Administrator desires that the Award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals (see ‘‘Performance Goals’’ below for more information).

The Administrator will determine the number of performance shares and performance units granted to any employee, consultant or director, subject to the limitations described above.

Performance shares have an initial value equal to the fair market value of a share on the date of grant and performance units have an initial value that is established by the Administrator on or before the grant date. Performance shares may be granted to employees, consultants or directors at any time as shall be determined by the Administrator in its sole discretion.

Payment of earned performance units or performance shares shall be made as soon as practicable after the expiration of the applicable performance period. The Administrator, in its sole discretion, may pay such earned Awards in cash, shares, or a combination thereof. On the date set forth in the Award agreement, all unearned or unvested performance shares will be forfeited to the Company.

Performance Goals

Under Section 162(m), the annual compensation paid to our chief executive officer and to each of our other four most highly compensated executive officers may not be deductible to the extent it exceeds $1 million. However, we are able to preserve the deductibility of compensation in excess of $1 million if the conditions of Section 162(m) are met. These conditions include stockholder approval of the equity incentive plan, setting limits on the number of Awards that any individual may receive and for Awards other than options and stock appreciation rights, establishing performance criteria that must be met before the award actually will vest or be paid.

We have designed the equity incentive plan so that it permits us to pay compensation that qualifies as performance-based under Section 162(m). Thus, the Administrator (in its discretion) may make performance goals applicable to a participant with respect to an Award. At the Administrator’s discretion, one or more of the following performance goals may apply (all of which are defined in the equity incentive plan): cash position, earnings per share, net income, operating cash flow, operating income, return on assets, return on equity, return on sales, revenue and total stockholder return. The Performance Goals may differ from participant to participant and from Award to Award.

Any criteria used may be measured, as applicable (1) in absolute terms, (2) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (3) on a per-share basis, (4) against the performance of Cyclacel as a whole or a business unit of Cyclacel, and/or (5) on a pre-tax or after-tax basis. The Administrator also will adjust any evaluation of performance under a performance goal to exclude (i) any extraordinary non-recurring items, or (ii) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results.

Miscellaneous

Nontransferability.    While an Award is subject to restrictions or has not fully vested, the Award generally may not be sold, transferred, pledged, assigned or otherwise alienated.

Termination of Service.    If an Award recipient’s service relationship with Cyclacel terminates for ‘‘cause’’ (as defined in the equity incentive plan), then any unexercised Award shall terminate immediately upon his or her termination of service. If an Award recipient’s service relationship with Cyclacel terminates for any reason other than for ‘‘cause’’ (excluding death or disability), then the recipient generally may exercise the Award, to the extent vested, within thirty (30) days of such termination to the extent that the Award is vested on the date of termination (but in no event later than the expiration of the term of the Award as set forth in the Award agreement). If the recipient dies within three (3) months following such a termination, the Award generally may be exercised, to the extent vested, within 180 days’ of the recipient’s death. If an Award recipient’s service relationship with Cyclacel terminates due to the his or her death, the Award recipient’s personal representative, estate, or the person who acquires the right to exercise the Award by bequest or inheritance, as the case may be, generally may exercise the Award, to the extent the Award was vested on the date of termination, within one (1) year from the date of the recipient’s death. If an Award recipient’s service relationship with Cyclacel terminates due to the his or her death, the recipient’s estate, or the person who acquires the right to exercise the option by bequest or inheritance, as the case may be, generally may exercise the Award, to the extent the Award was vested on the date of termination, within one (1) year from the date of the recipient’s death. If an Award recipient’s service relationship with Cyclacel terminates due to the his or her disability, the recipient, the recipient’s personal representative, estate, or the person who acquires the right to exercise the Award by bequest or inheritance, as the case may be, generally may exercise the Award, to the extent the Award was vested on the date of termination, within one (1) year from the date of the recipient’s termination, or if the recipient dies during such one-year period, within the later of one (1) year from the date of the recipient’s termination and 180 days from the recipient’s death. In no event may an Award be exercised later than the expiration of the term of the Award as set forth in the Award agreement.

Adjustments Upon Changes in Capitalization.    In the event that Cyclacel’s common stock changes by reason of any stock split, reverse stock split, stock dividend, merger, reorganization, consolidation, recapitalization, separation, liquidation, repurchase, spin-off, split-up, share combination, reclassification or other similar change in Cyclacel’s capital structure, appropriate adjustments shall be made in the number and class of shares of stock subject to the equity incentive plan, the Section 162(m) limits regarding the per-person limits on the number of Awards that may be granted to a participant in any year and in connection with the participant’s initial employment with Cyclacel, the number, class and price of shares of stock subject to any Award outstanding under the equity incentive plant.

In the event of a liquidation or dissolution, all outstanding Awards will terminate immediately prior to the consummation of the proposed action, unless the Administrator determines otherwise. The Administrator may, in its sole discretion, provide that each Award recipient shall have the right to exercise all or any part of the outstanding Award, and that the restrictions on other Awards will lapse in full.

In connection with a merger with or into another corporation or a ‘‘change of control,’’ as defined in the equity incentive plan, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation. If the successor corporation refuses to assume the Awards or to substitute substantially equivalent awards, the Award will immediately vest and become exercisable as to all of the shares subject to such Award, or, if applicable, the Award will be deemed fully earned and will be paid out prior to the merger or change of control. In addition, if an option, stock appreciation right or right to purchase restricted stock has become fully vested and exercisable in lieu of assumption or substitution, the Committee will provide notice that the option, stock appreciation right or right to purchase restricted stock will immediately vest and become exercisable as to all of the shares subject to such Award and all outstanding options, stock appreciation rights and rights to purchase restricted stock will terminate upon the expiration of such notice period.

Amendment and Termination of the Plan.    Cyclacel’s board of directors may amend, alter, suspend or terminate the equity incentive plan, or any part thereof, at any time and for any reason. However, Cyclacel will obtain stockholder approval for any amendment to the equity incentive plan to the extent necessary and desirable to comply with applicable law. Unless terminated earlier, the equity incentive plan shall terminate ten (10) years from the date the equity incentive plan was adopted by Cyclacel’s board of directors.

Awards to be Granted to Certain Individuals and Groups

The number of Awards (if any) that an employee, consultant, or director may receive under the equity incentive plan is in the discretion of the Administrator and therefore cannot be determined in advance. Our executive officers and directors have an interest in this proposal because they are eligible to receive Awards under the equity incentive plan. No equity awards have been made under the equity incentive plan. We expect that Cyclacel will grant equity awards to its executive officers following the completion of the Stock Purchase; however, the precise terms of such awards have not yet been determined.

Material Federal U.S. Income Tax Consequences of the Equity Incentive Plan

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and Cyclacel of Awards granted under the equity incentive plan. Tax consequences for any particular individual may be different.

Nonstatutory Stock Options

No taxable income is recognized when a nonqualified stock option is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the exercise price. Any additional gain or loss recognized upon later disposition of the shares is capital gain or loss. Note that as a result of the American Jobs Creation Act of 2004, nonstatutory stock options granted with an exercise price below the fair market value of the underlying stock may be taxable to participants before exercise of the option. As of the date hereof, how such options will be taxed is unclear.

Incentive Stock Options

No taxable income is recognized when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain or loss will be capital gain or loss.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units

A participant generally will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she generally will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares or cash received minus any amount paid for the shares. Note that as a result of the American Jobs Creation Act of 2004, restricted stock units and performance shares may be subject to additional tax if the Award is not granted and administered in compliance with the provisions of the American Jobs Creation Act of 2004.

Tax Effect for Cyclacel

Cyclacel generally will be entitled to a tax deduction in connection with an Award under the equity incentive plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). As discussed above, special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers. However, the equity incentive plan has been designed to permit the Administrator to grant Awards that qualify as performance-based compensation under Section 162(m), thereby permitting Cyclacel to receive a federal income tax deduction in connection with such Awards.

The foregoing is only a summary of the effect of U.S. federal income taxation upon us and award recipients with respect to the grant and exercise of Awards under the equity incentive plan. It does not purport to be complete, and does not discuss the tax consequences of the employee’s, director’s or consultant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee, director or consultant may reside.

Vote Required

Approval of the 2006 Plan requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to be voted on the proposal at the Annual Meeting.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE AMENDMENT OF THE 2006 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE THEREUNDER BY TO 629,675 SHARES TO AN AGGREGATE OF 1,615,795 SHARES OF COMMON STOCK.

PROPOSAL 3: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Background

The Audit Committee has appointed Ernst & Young LLP, independent public accountants, to audit our financial statements for the fiscal year ending December 31, 2006. The Board of Directors proposes that the stockholders ratify this appointment. Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2005.

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of Cyclacel’s annual financial statements for the years ended December 31, 2005, and December 31, 2004, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	2005	2004
Audit fees(1)	$400,650	$293,070
Tax fees(2)	11,000	$8,500
All other fees(3)	180,000	$2,500
Total	$591,650	$304,070

(1)	Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

(2)	Tax fees represent tax compliance fees.

(3)	All other fees represent for 2005, fees for professional services in connection with due diligence and for 2004, an annual online research subscription to Ernst & Young Online and a one-time consultation fee related to Sarbanes-Oxley Section 404 compliance.

All of the services set forth above in the categories were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) promulgated under the Exchange Act (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit).

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors.    Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an estimate of fees for the services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Tax services include all services performed by Ernst & Young LLP, which represents us in connection with our tax matters, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

3. Other Fees are those associated with services not captured in the other categories.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event that ratification of the appointment of Ernst & Young LLP as our independent public accountants is not obtained at the Annual Meeting, the Board of Directors will reconsider its appointment.

Required Vote

The affirmative vote of a majority of the shares present and represented by proxy at the Annual Meeting is required to ratify the appointment of the independent public accountants.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2007, stockholder proposals must be received no later than January 31, 2007. If we do not receive notice of any matter to be considered for presentation at the Annual Meeting by April 16, 2007, management proxies may, although not included in the proxy statement, confer discretionary authority to vote on the matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act. All stockholder proposals should be marked for the attention of Secretary, Cyclacel Pharmaceuticals, Inc., 150 John F. Kennedy Parkway, Suite 100, Short Hills, New Jersey, 07078.

New York, New York
June 5, 2006

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (other than exhibits thereto), as amended by Form 10-K/A, filed with the SEC, which provides additional information about us, is available to beneficial owners of our common stock without charge upon written request to Investor Relations, Cyclacel Pharmaceuticals, Inc., 150 John F. Kennedy Parkway, Suite 100, Short Hills, New Jersey, 07078, and is included with this proxy statement.

APPENDIX A

CYCLACEL PHARMACEUTICALS, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose

The purpose of the Nominating and Corporate Governance Committee (the ‘‘Committee’’) of the Board is to assist the Board in discharging the Board's responsibilities regarding:

(a)	the identification of qualified candidates to become Board members;

(b)	the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

(c)	the selection of candidates to fill any vacancies on the Board;

(d)	the determination of director qualification standards;

(e)	monitoring of board member independence and the resolution of potential issues or conflicts;

(f)	oversight of the evaluation of the board, including annual board self-evaluations;

(g)	oversight of the administration of the Company's bylaws relating to security holder recommendations for director nominees and, if appropriate or desirable, the adoption of additional policies relating to security holder recommendations for director nominees; and

(h)	oversight and approval of the membership and composition of the boards of directors of the Company's subsidiaries, direct and indirect.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

Membership

The Committee shall be composed of three (3) or more directors, as determined by the Board, each of whom (a) satisfies the independence requirements of the NASDAQ and of the Securities and Exchange Commission (‘‘SEC’’), and (b) has experience, in the business judgement of the Board, that would be helpful in addressing the matters delegated to the Committee.

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board. Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

Meetings and procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with the provisions of the Company's bylaws that are applicable to the Committee.

The Committee shall meet at least two times per year and more frequently if deemed necessary or desirable. In addition, the Committee shall work to ensure that the Board's independent directors meet in executive session at least two times per year.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may at its discretion, include in its meetings members of the Company's management, or any other person whose presence the Committee believes to be desirable and appropriate. Notwithstanding the foregoing, the Committee may exclude from its meetings any person it deems appropriate.

The Committee may retain any independent counsel, experts or advisors that the Committee believes to be desirable and appropriate. The Committee may also use the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such persons employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm's fees and other retention terms.

The Chair shall report to the Board regarding the activities of the Committee at appropriate times and as otherwise requested by the Chairman of the Board.

Duties and responsibilities

1. (a)	At an appropriate time prior to each annual or special meeting of stockholders at which directors are to be elected or re-elected, the Committee shall recommend to the Board for nomination by the Board such candidates as the committee, in the exercise of its judgement, has found to be well qualified and willing and available to serve.

(b)	At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Committee shall recommend to the Board for appointment by the Board to fill such vacancy, such prospective member of the Board as the Committee, in the exercise of its judgement, has found to be well qualified and willing and available to serve.

(c)	For purposes of (a) and (b) above, the Committee may consider the following criteria, among others the Committee shall deem appropriate, in recommending candidates for election to the Board:

(i)	personal and professional integrity, ethics and values;

(ii)	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

(iii)	experience in the Company's industry and with relevant policy concerns;

(iv)	experience as a board member of another publicly held company;

(v)	academic expertise in the area of the Company's operations; and

(vi)	practical and mature business judgement.

2.	The Committee shall be responsible for determining director qualification standards and policies, if any.

3.	The Committee shall be responsible for monitoring the independence of Board members under the independence requirements of the NASDAQ and of the SEC and the resolution of potential issues or conflicts.

4.	The Committee shall oversee the Board in the Board's annual self-evaluation of its performance.

5.	The Committee shall oversee the administration of the Company's bylaws relating to security holder recommendations for director nominees and, if appropriate or desirable, the Committee shall develop and recommend to the Board additional policies regarding the consideration of director candidates recommended by the Company's security holders and procedures for submission by security holders of direct nominee recommendations.

6.	The Committee shall oversee and approve the membership and composition of the board of directors of the Company's subsidiaries, direct and indirect.

7.	The Committee shall evaluate its own performance on an annual basis, including its compliance with this Charter, and provide the Board with any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

8.	The Committee shall periodically report to the Board on its findings and actions.

9.	The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

Delegation of Duties.

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee, to the extent consistent with the Company's certificate of incorporation and bylaws and applicable laws and rules of markets in which the Company's securities then trade.

APPENDIX B

XCYTE THERAPIES, INC.

DATED JANUARY 19, 2006

2006 STOCK OPTION AND AWARD PLAN

Effective March 16, 2006

B-i

B-ii

Xcyte Therapies, Inc. (the Company) hereby establishes the Xcyte Therapies, Inc. 2006 Stock Option and Award Plan (the Plan) effective , 2006, which has been approved by the holders of a majority of the shares of the stock present in person or by proxy and voting at a duly called meeting of the stockholders of the Company held on , 2006.

1.    PURPOSE

The primary purpose of the Plan is to provide a means by which directors, officers and other employees of the Company and its Parent and Subsidiaries (as defined herein) can acquire and maintain equity ownership in the Company, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries. The Plan also is intended to attract, employ, and retain directors, officers and other employees and to provide such persons with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

2. DEFINITIONS

The following words and phrases, when used herein, unless their context clearly indicates otherwise, shall have the following respective meanings:

Affiliate means an ‘‘affiliate’’ within the meaning set forth in Rule 405 under the 1933 Act.

Award means a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or SARs.

Award Agreement means any written agreement, contract or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Grantee.

Board means the board of directors of the Company.

Cash Position means the Company's or a business unit's level of cash and cash equivalents.

Cause means discharge of a Grantee (a) on account of fraud, embezzlement or other unlawful or tortious conduct, whether or not involving or against the Company or any Subsidiary or affiliate, (b) for willful violation of a policy of the Company or any Subsidiary or affiliate, (c) for serious and willful acts of misconduct detrimental to the business or reputation of the Company or any Subsidiary or affiliate; provided, however, that ‘‘Cause’’ shall instead have the meaning set forth in the Grantee's written employment contract or in the Grantee's Award Agreement. The determination of whether a discharge of a Grantee is for Cause shall be determined in good faith by the Committee whose decision shall be final and binding.

Change of Control means that any of the following events shall have occurred: (a) any person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or any ‘‘person’’ within the meaning of Sections 13(d)(3) and 14(d) of the 1934 Act), other than the Company, a Subsidiary, or an employee benefit plan (or related trust) of the Company or a Subsidiary, become(s) the ‘‘beneficial owner’’ (as defined in Rule 13d-3 under the 1934 Act) of 30% or more of the then-outstanding voting stock of the Company; (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board (together with any new director whose election by the Board or whose nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; (c) all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another company and is the surviving corporation (unless the stockholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entity or entities, if any, that succeed to the business of the Company or

(y) the combined company); (d) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which the Board in office immediately prior to such transaction or event constitutes less than a majority of the Board thereafter; or (e) the stockholders of the Company approve a sale of all or substantially all of the assets of the Company or a liquidation or dissolution of the Company. Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred if Cyclacel Group plc is or becomes the beneficial owner of 30% or more of the outstanding voting stock of the Company.

Committee means the committee of the Board appointed pursuant to Section 4.1.

Company means Xcyte Therapies, Inc., a Delaware corporation.

Consultant means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

Director means a member of the Board.

Disability means a disability of a nature that would qualify the Grantee for long-term benefits under the Company's long-term disability plan; provided, however, that with respect to an Incentive Stock Option, ‘‘Disability’’ means total and permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code.

Earnings Per Share means as to any Performance Period, the Company's or a business unit's Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

Effective Date means                 , 2006, which is the date the Plan was adopted by the Board.

Employee means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute ‘‘employment’’ by the Company.

Exchange Program means a program under which (i) outstanding Awards are surrendered or canceled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The terms and conditions of any Exchange Program will be determined by the Committee in its sole discretion.

Fair Market Value of any Share, as of any applicable date, means (a) if Shares are then listed on a national securities exchange, the ‘‘fair market value’’ shall be the closing price for a Share on such exchange on the date in question, or, if there has been no sale of such security on that date, the closing price for a Share on such exchange on the last preceding business day on which such security was traded; (b) if Shares are then not listed on a national securities exchange, the ‘‘fair market value’’ shall be the mean of the bid and asked prices for a Share in the over the counter market as reported by the NASDAQ Stock Market (NASDAQ) on that date, or, if there be no such quotation on that date, such prices on the last preceding business day on which there was such a quotation; or (c) in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

Freestanding SAR means a SAR that is granted independently of any Option.

Grant Date means, with respect to an Award, the date the Award was granted.

Grantee means an individual who has been granted an Award.

Incentive Stock Option means an Option to purchase Shares that is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Internal Revenue Code.

Internal Revenue Code means the Internal Revenue Code of 1986, as amended, and any succeeding Internal Revenue Code, and references to sections herein shall be deemed to include any such section as amended, modified or renumbered.

Net Income means as to any Performance Period, the income after taxes of the Company for the Performance Period determined in accordance with generally accepted accounting principles.

1934 Act means the Securities and Exchange Act of 1934, as amended.

1933 Act means the Securities Act of 1933, as amended.

Nonqualified Stock Option means an Option to purchase Shares that is not intended to be an Incentive Stock Option.

Operating Cash Flow means the Company's or a business unit's sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

Operating Income means as to any Performance Period, the Company's or a business unit's income from operations determined in accordance with generally accepted accounting principles.

Option means any incentive stock option or nonqualified stock option granted under the Plan.

Option Price means the per share purchase price of a Share subject to an Option.

Parent means any corporation (other than the Company) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an option, each of the corporations other than the employer corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Performance Based Exception means the performance-based exception set forth in Section 162(m)(4)(C) of the Internal Revenue Code from the deductibility limitations of Section 162(m) of the Internal Revenue Code.

Performance Goals means the goals determined by the Committee, in its sole discretion, to be applicable to a Grantee with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Cash Position, (b) Earnings Per Share, (c) Net Income, (d) Operating Cash Flow, (e) Operating Income, (f) Return on Assets, (g) Return on Equity, (h) Return on Sales, (i) Revenue, and (j) Total Stockholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. The Administrator shall appropriately adjust any evaluation of performance under a Performance Goal to exclude (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial conditions and results of operations appearing in the Company's annual report to stockholders for the applicable year, or (ii) the effect of any changes in accounting principles affecting the Company's or a business units' reported results. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Company as a whole or of a business unit of the Company, and/or (v) to the extent not otherwise specified by the definition of the Performance Goal, on a pre-tax or after-tax basis.

Performance Period means the applicable time period established by the Committee, in its sole discretion, during which the performance objectives applicable to an Award must be met.

Performance Share means any Award granted under Section 8.

Performance Unit means any Award granted under Section 8.

Period of Restriction means the period during that Shares of Restricted Stock and Restricted Stock Units are subject to forfeiture and/or restrictions of transferability.

Plan means the Xcyte Therapies, Inc. 2006 Stock Option and Award Plan as set forth herein and as it may from time to time be amended.

Restricted Stock means any Award granted under Section 6.8.

Restricted Stock Unit means any Award granted under Section 6.8.

Return on Assets means as to any Performance Period, the percentage equal to the Company's or a business unit's Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

Return on Equity means as to any Performance Period, the percentage equal to the Company's Net Income divided by average stockholder's equity, determined in accordance with generally accepted accounting principles.

Return on Sales means as to any Performance Period, the percentage equal to the Company's or a business unit's Operating Income before incentive compensation, divided by the Company's or the business unit's, as applicable, revenue, determined in accordance with generally accepted accounting principles.

Revenue means as to any Performance Period, the Company's or business unit's net sales, determined in accordance with generally accepted accounting principles.

SEC means the U.S. Securities and Exchange Commission.

Officer means a person who is an officer of the Company within the meaning of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder.

Section 16 Grantee means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

Service Provider means an Employee, Director or Consultant.

Share means the Common Stock of the Company, par value $0.001 per share.

Stock Appreciation Right or SAR means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as a SAR.

Subsidiary means a corporation as defined in Section 424(f) of the Internal Revenue Code with the Company being treated as the employer corporation for purposes of this definition.

10% Owner means a person who owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

Tandem SAR means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

Termination of Employment occurs on the last day an individual is employed by the Company or any of its Subsidiaries or any Parent or the acceptance by the Company of a directors resignation from the board; notwithstanding the foregoing, for an individual who is an employee of a Subsidiary, the individual shall be deemed to have a Termination of Employment on the last day on which the Company owns voting securities possessing at least 50% of the aggregate voting power of such Subsidiary's outstanding voting securities.

Total Stockholder Return means as to any Performance Period, the total return (change in share price plus reinvestment of any dividends) of a share of the Company's common stock.

3.    SHARES SUBJECT TO THE PLAN

3.1    Number of Shares

Subject to adjustment as provided in Section 3.3, the total number of Shares available for grant under the Plan shall not exceed 986,120 Shares. Any Shares issued in connection with Awards shall be counted as one Share for every Share subject thereto for purposes of the above limit. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares. All Shares available for grant under the Plan may be issued in the form of Incentive Stock Options.

3.2    Lapsed Awards

If an Award terminates, expires or lapses, for any reason, any Shares subject to such Award again shall be available to be the subject of an Award. If an Award expires, lapses or becomes unexercisable without having been exercised in full or, with respect to Options, Restricted Stock, Performance Shares, Performance Units or Restricted Stock Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

3.3    Adjustments in Awards and Authorized Shares

(a) Except with respect to the Reverse Stock Split (defined below), in the event of any merger, reorganization, consolidation, recapitalization, reclassification, separation, liquidation, stock dividend, stock split, reverse stock split, repurchase, spin-off, split-up, Share combination, or other similar change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares that may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Sections 5.1, 6.1, 7.1 and 8.1, in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards and any such adjustment may, in the sole discretion of the Committee, take the form of Options covering more than one class of Shares. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b) Notwithstanding anything to the contrary contained herein, the consummation of the 1 for 10 reverse stock split to be effected in connection with the transactions contemplated by the Stock Purchase Agreement, dated December 15, 2005, by and between the Company and Cyclacel Group plc (the ‘‘Reverse Stock Split’’), shall not effect the number of Shares available for grant under this plan which shall remain at 986,120 Shares following the Reverse Stock Split. The provisions of Section 3.3(a) shall not apply to the Reverse Stock Split.

(c) Any adjustment contained in this Section 3.3 shall be conclusive and binding for all purposes of the Plan.

3.4    Awards Granted to Non-US Employees

Awards may be granted to Service Providers who are foreign nationals or employed or provide services outside the United States, or both. Notwithstanding any provisions of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company operates or has employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which individuals (if any) employed by the Company outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of any Awards made to Grantees, and (iii) establish subplans and modified Option exercise procedures and other Award terms and procedures to the extent such actions may be necessary or advisable. Awards to such individuals may be made on such terms and conditions different from those applicable to employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee may also impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for employees on assignment outside their home country.

3.5    Share Counting

The following shall apply in determining the number of Shares remaining available for grant under this Plan:

(a) In connection with the granting of an Option or other Award (other than a Performance Unit denominated in dollars), the number of Shares available for issuance under this Plan shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated, pursuant to Section 3.1; provided, however, that where a SAR is settled in Shares, the number of Shares available for issuance under this Plan shall be reduced only by the number of Shares issued in such settlement. Shares used to pay the exercise price of an Option or the purchase price of Restricted Stock shall not become available for future grant or sale under the Plan. Shares used to satisfy tax withholding obligations shall not become available for future grant or sale under the Plan.

(b) Whenever any outstanding Option or other Award (or portion thereof) expires, is canceled, is forfeited, is settled in cash or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled, forfeited, settled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted under this Plan.

(c) Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company at their original purchase price or are forfeited to the Company, such Shares shall become available for future grant under the Plan.

4.    ADMINISTRATION

4.1    Administrative Committee

The Plan shall be administered by the Board unless the Board determines at any time that it shall be administered by the Compensation Committee of the Board, which shall consist of not less than two persons who are directors of the Company, each of whom shall qualify as (a) an ‘‘outside director’’ within the meaning of Section 162(m) of the Internal Revenue Code and (b) a ‘‘non-employee director’’ within the meaning of Rule 16b-3 promulgated under Section 16(b) of the 1934 Act; provided, however, if there are less than two persons who so qualify, then the Committee shall consist of all the directors serving on the Board. The Board or the Compensation Committee (or their respective designees) administering the Plan is referred to herein as the ‘‘Committee’’).

4.2    Authority of the Committee

The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

(a) to grant Awards and to select the Service Providers to be granted Awards;

(b) to determine Fair Market Value;

(c) to determine (1) when Awards may be granted and any conditions that must be satisfied before an Award is made and (2) what types of Awards will be granted and the size and terms thereof, including, but not limited to, the exercise price, the date of grant, the time or times when Awards may be exercised (or are earned) (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

(d) to institute an Exchange Program; however, the Committee may not institute an Exchange Program without stockholder approval, except for adjustments made pursuant to Section 3.3.

(e) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

(f) to establish objectives and conditions for earning Awards;

(g) to determine whether an Award shall be evidenced by an agreement and, if so, to determine the terms of such agreement (which shall not be inconsistent with the Plan) and who must sign such agreement;

(h) to determine whether the conditions for earning an Award have been met and whether an Award will be paid at the end of the performance period;

(i) to determine if and when an Award may be deferred;

(j) to determine whether the amount or payment of an Award should be reduced or eliminated;

(k) to determine the guidelines and/or procedures for the payment or exercise of Awards; and

(l) to determine whether an Award should qualify, regardless of its amount, as deductible in its entirety for federal income tax purposes, including whether any Awards granted Named Executive Officers (as defined for purposes of Section 162(m) of the Internal Revenue Code) comply with the Performance Based Exception under Section 162(m) of the Internal Revenue Code.

(m) to prescribe, amend, and rescind rules relating to the Plan;

(n) to determine, subject to the terms of the Plan, the terms and provisions of the written agreements by which all Awards shall be granted and to modify any such Award Agreement at any time (with the consent of the Grantee to the extent such modification is adverse to the Grantee); and

(o) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate.

The determination of the Committee on all matters relating to the Plan or any Award or Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award and binding on all parties concerned, including the Company, its stockholders and any person receiving an Award under the Plan.

To the extent not prohibited by law, the Committee may delegate its authority hereunder and may grant authority to employees or designate employees of the Company to execute documents on behalf of the Committee or to otherwise assist the Committee in the administration and operation of the Plan.

5.    STOCK OPTIONS

5.1    Grant of Options

Subject to the terms and provisions of the Plan, Options may be granted to Service Providers at any time and from time to time as determined by the Committee in its sole discretion; provided, however, that Incentive Stock Options may be granted only to Employees. In selecting the individuals to whom Options may be granted, in determining the number of Shares subject to each Option, and in determining the other terms and conditions applicable to each Option, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan. The Committee, in its sole discretion, may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof. No Service Provider shall be granted Options covering more than 150,000 Shares in any one calendar year; notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options covering an additional 125,000 Shares.

5.2    General Conditions

(a) The Grant Date of an Option shall be the date on which the Committee grants the Option or such later date as specified in advance by the Committee.

(b) The term of each Option shall be a period of not more than ten years from the Grant Date, and shall be subject to earlier termination as herein provided.

(c) A Grantee may, if otherwise eligible, be granted additional Options.

(d) No Option may be granted more than 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the Stockholders of the Company.

5.3    Option Price

No later than the Grant Date of any Option, the Committee shall determine the Option Price of such Option. Subject to Section 5.4 with respect to Incentive Stock Options, the Option Price of an Option shall be at such price (which may not be less than 100% of the Fair Market Value of a Share on the Grant Date unless the Option was granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became employees of the Company as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company, including as a result of the transactions contemplated by the Stock Purchase Agreement, dated as of December 15, 2005, by and between the Company and Cyclacel Group plc, as amended), as the Committee, in its discretion, shall determine.

5.4    Grant of Incentive Stock Options

At the time of the grant of any Option, the Committee may designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a) shall have an Option Price of (1) not less than 100% of the Fair Market Value of a Share on the Grant Date or (2) in the case of a 10% Owner, not less than 110% of the Fair Market Value of a Share on the Grant Date;

(b) shall have a term of not more than ten years (not more than five years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(c) shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at its Grant Date) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any Parent or Subsidiary thereof (Other Plans)), determined in accordance with the provisions of Section 422 of the Internal Revenue Code, which exceeds $100,000 (the $100,000 Limit). For purposes of this Section, Incentive Stock Options shall be taken into account in the order in which they were granted;

(d) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to all Incentive Stock Options previously granted under the Plan and any Other Plans (Prior Grants) and any Incentive Stock Options under such grant (the Current Grant) that are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as a separate Nonqualified Stock Option at such date or dates as are provided in the Current Grant;

(e) shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company; and

(f) shall require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option within two years of the date of grant or within one year of the date of exercise (except in the event of the death of the Grantee), within 10 days of such disposition.

5.5    Substitute Options

If the Committee cancels any Option granted under this Plan, (or any plan of any entity acquired by the Company or any of its Subsidiaries), and a new Option is substituted therefor, then the Committee may, in its discretion, determine the terms and conditions of such new Option and may, in its discretion, provided that the grant date of the canceled option shall be the date used to determine the earliest date or dates for exercising the new substituted Option under Section 5.7 hereof so that the Grantee may exercise the substituted Option at the same time as if the Grantee had held the substituted Option since the grant date of the canceled option; provided that no Option shall be canceled without the consent of the Grantee if the terms and conditions of the new Option to be substituted are not at least as favorable as the terms and conditions of the Option to be canceled.

5.6    Nontransferability

Unless the Committee shall otherwise determine, each Option granted hereunder shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee. With the approval of the Committee, an option may be transferred by gift to any member of the Grantee's immediate family or to a trust for the benefit of one or more such immediate family members. For purposes of this Section 5.6, ‘‘immediate family’’ shall mean the Grantee's spouse, children and grandchildren, parents, grandparents, former spouses, siblings, nieces, nephews, parents-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law, including adoptive or step relationships and any person sharing the employee's household (other than as a tenant or employee).

5.7    Exercise of Options

Subject to Sections 4.2(g), 11 and 12 and such terms and conditions as the Committee may impose, each Option shall be exercisable in such manner as the Committee, in its discretion, shall determine as set forth in the Award Agreement. Each Option shall be exercised by delivery to the Company of a written notice of intent to purchase (in such form as prepared by the Committee) a specific number of Shares subject to the Option and by payment of the Option Price. The Option Price of any Shares shall be paid in full at the time of the exercise.

5.8    Payment of Option Price

The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Subject to applicable laws, in the discretion of the Committee, a Grantee may pay the Option Price payable upon the exercise of an Option in (1) cash or check, (2) previously acquired Shares equal to the aggregate Option Price of the Shares as to which said Option shall be exercised (valued at its Fair Market Value on the business day next preceding the date of exercise) and which meet the conditions established by the Committee to avoid adverse accounting or securities law consequences (as determined by the Committee), (3) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; (4) a reduction in the amount of any Company liability to the Grantee; (5) such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws, or (6) any combination thereof. Payments in Shares shall be made by delivery of (a) stock certificates in negotiable form or (b) a completed attestation form prescribed by the Company setting forth the whole Shares of stock owned by the holder that the holder wishes to utilize to satisfy the exercise price or by any other method authorized by the Committee (including by cashless exercise to the extent not in violation of any applicable law). If certificates representing Shares are used to pay all or part of the purchase price of an Option, a separate certificate shall be delivered by the Company representing the same number of Shares as each certificate so used, and an additional certificate shall be delivered representing the additional Shares to which the holder of the Option is entitled as a result of the exercise of the Option

6.    STOCK APPRECIATION RIGHTS

6.1    Grant of SARs

Subject to the terms and conditions of the Plan, an SAR may be granted to Service Providers at any time or from time to time as determined by the Committee in its sole discretion. SARs may be granted alone or in tandem with Options. No Service Provider shall be granted SARS covering more than 150,000 Shares in any one calendar year; notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted SARs covering an additional 125,000 Shares.

6.2    Number of Shares

The Committee shall have complete discretion to determine the number of SARs granted to any Grantee, subject to the limits set forth in Section 6.1.

6.3    Exercise Price and Other Terms

The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, the exercise price of a Freestanding SAR shall be not less than 100% of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem SARs shall equal the Option Price of the related Option.

6.4    Exercise of Tandem SARs

Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Option Price of the related Incentive Stock Option.

6.5    Exercise of Freestanding SARs

Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

6.6    Payment of SAR Amount

Upon exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares or a combination thereof.

6.7    Term of SARs

The term of a SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant.

6.8    SAR Agreement

Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, will determine.

7.    RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1    Grant of Restricted Stock and Restricted Stock Units

Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock or Restricted Stock Units to Service Providers in such amounts as the Committee, in its sole discretion, shall determine. Notwithstanding the foregoing, no Service Provider shall be granted Restricted Stock and Restricted Stock Units covering more than 75,000 Shares in the aggregate in any one calendar year; notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted Restricted Stock and Restricted Stock Units covering an additional 50,000 Shares in the aggregate.

7.2    Transferability

Shares of Restricted Stock and Shares received in respect of Restricted Stock Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.3    Restrictions

Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee, in its sole discretion, may deem advisable or appropriate, including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. The Committee may also set restrictions based upon the achievement of specific performance objectives (Company-wide, Subsidiary-wide, departmental, regional, functional, divisional, business unit or individual goals, applicable federal or state securities laws, or any other basis (including, without limitation, relative to the performance of other corporations or to continued employment or service)), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion, and may require recipients of Shares of Restricted Stock or Restricted Stock Units to pay a stipulated purchase price for such Shares of Restricted Stock or Restricted Stock Units.

7.4    Section 162(m) Performance Restrictions

For purposes of qualifying Awards of Restricted Stock and Restricted Stock Units as ‘‘performance-based compensation’’ under Section 162(m) of the Internal Revenue Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals may be set by the Committee on or before the latest date permissible to enable the Restricted Stock or Restricted Stock Units to qualify as ‘‘performance-based’’ compensation under Section 162(m) of the Internal Revenue Code. In granting Restricted Stock or Restricted Stock Units that are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock or Restricted Stock Units, as applicable, under Section 162(m) of the Code (e.g., in determining the Performance Goals).

7.5    Legend on Certificates or Book-Entry Registration for Restricted Shares

Any Share of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate including, without limitation, book entry registration or issuance of a stock certificate or certificates. In the event that any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Grantee and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

7.6    Cancellation of Restricted Stock/Restricted Stock Units

On the date set forth in the Award Agreement, all unearned or unvested Shares of Restricted Stock and Restricted Stock Units shall be forfeited to the Company and reacquired at no cost by the Company; provided, however, that the Committee may, in its sole discretion, when it finds that a waiver may be in the best interests of the Company, waive in whole or in part any remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

7.7    Earning of Restricted Stock Units

After the applicable Period of Restriction has ended, the Grantee shall be entitled to receive a payout of the number of Restricted Stock Units as specified in the Award Agreement. After the grant of a Restricted Stock Unit, the Committee, in its sole discretion, when it finds that a waiver may be in the best interests of the Company, may reduce or waive any restrictions for such Restricted Stock Unit.

7.8    Payment in Respect of Restricted Stock Units

Restricted Stock Units that become payable in accordance with their terms and conditions shall be settled in cash, Shares, or a combination of cash and Shares, as determined by the Committee.

7.9    No Disposition During Period of Restriction

During the Period of Restriction, Shares of Restricted Stock may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. In order to enforce the limitations imposed upon Awards of Restricted Stock, the Committee may (a) cause a legend or legends to be placed on any certificates relating to Shares of Restricted Stock subject to an Award, or (b) issue ‘‘stop transfer’’ instructions, as it deems necessary or appropriate.

7.10    Dividend and Voting Rights

Unless otherwise determined by the Committee, during the Period of Restriction, Grantees who hold Shares of Restricted Stock or Restricted Stock Units shall not have the right to receive dividends in cash or other property or other distribution or rights in respect of such shares, and Grantees who hold Restricted Stock shall have the right to vote such Shares as the record owner thereof.

7.11    Award Agreement

Each Award of Restricted Stock and each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, will determine.

7.12    Share Certificates

Each certificate issued for Shares of Restricted Stock shall be registered in the name of the Grantee and deposited with the Company or its designee. At the end of the Period of Restriction, a certificate representing the number of Shares to which the Grantee is then entitled shall be delivered to the Grantee free and clear of the restrictions. No certificate shall be issued with respect to a Restricted Stock Unit unless and until such unit is paid in Shares.

8.    PERFORMANCE UNITS AND PERFORMANCE SHARES

8.1    Grant of Performance Units or Shares

Subject to the terms and provisions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time as determined by the Committee in its sole discretion. No Service Provider shall be granted Performance Units or Performance Shares covering more than 75,000 Shares in the aggregate in any one calendar year; notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted an additional 50,000 Performance Shares and Performance Units in the aggregate.

8.2    Initial Value of Performance Units or Shares

Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

8.3    Performance Objectives and Other Terms

The Committee shall set performance objectives in its discretion that, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to any Grantee. The applicable time period established by the Committee, in its sole discretion, during which the performance objectives must be met shall be called the ‘‘Performance Period’’.

8.4    General Performance Objectives

The Committee may set Performance Goals based upon the achievement of Company-wide, Subsidiary, departmental, regional, functional, divisional, business unit or individual goals, applicable federal or state securities laws, or any other basis (including, without limitation, relative to the performance of other corporations or to continued employment or service) determined by the Committee in its sole discretion.

8.5    Section 162(m) Performance Restrictions

For purposes of qualifying Awards of Performance Units or Performance Shares for the Performance Based Exception under Section 162(m) of the Internal Revenue Code, the Committee, in its discretion, may determine that the performance objectives applicable to Performance Units or Performance Shares shall be based on the achievement of Performance Goals. The Performance Goals may be set by the Committee on or before the latest date permissible to enable the Performance Units or Performance Shares to qualify as ‘‘performance-based’’ compensation under Section 162(m) of the Internal Revenue Code. With respect to any Award that is intended to satisfy the conditions for the Performance Based Exception under Section 162(m) of the Internal Revenue Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Shares or Performance Units, as applicable, under Section 162(m) of the Code (e.g., in determining the Performance Goals).

8.6    Earning of Performance Units or Shares

After the applicable Performance Period has ended, the Grantee shall be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Grantee over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit or Performance Share, the Committee, in its sole discretion, when it finds that a waiver may be in the best interests of the Company, may reduce or waive any performance objectives for such Performance Unit or Performance Share.

8.7    Form and Timing of Payment

Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay such earned Awards in cash, Shares, or a combination thereof.

8.8    Cancellation of Performance Units/Shares

On the date set forth in the Award Agreement, all unearned or unvested Performance Units and Performance Shares shall be forfeited to the Company and reacquired at no cost by the Company.

9.    SECTION 162(M) DISCRETION

9.1    Negative Discretion

Notwithstanding the achievement of any Performance Goals established under this Plan, the Committee has the discretion by Grantee, to reduce some or all of an Award that would otherwise be paid.

9.2    Extraordinary Events

At, or at any time after, the time an Award is granted, and to the extent permitted under Section 162(m) of the Internal Revenue Code and the regulations thereunder without adversely affecting the treatment of the Award under the Performance Based Exception, the Committee may provide for the manner in which performance will be measured against the Performance Goals (or may adjust the Performance Goals) to reflect the impact of specific corporate transactions, accounting or tax law changes and other extraordinary and nonrecurring events.

10.    TAX WITHHOLDING

10.1    Mandatory Tax Withholding.

Whenever under the Plan, cash or Shares pursuant to an Award are to be delivered to an individual who is either a U.S. citizen or is otherwise subject to U.S. federal income taxes upon exercise or payment of an Award, the Company shall be entitled to require as a condition of delivery (a) that the Grantee remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (b) the withholding of such sums from compensation otherwise due to the Grantee or from any Shares or cash due to the Grantee under the Plan, or (c) any combination of the foregoing.

If any disqualifying disposition described in Section 5.4(f) is made with respect to Shares acquired under an Incentive Stock Option granted pursuant to the Plan, then the person making such disqualifying disposition shall remit to the Company an amount sufficient to satisfy any and all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan.

10.2    Elective Share Withholding

Subject to such terms and conditions as the Company may in its discretion determine, the Company may permit a Grantee to satisfy tax withholding obligations through the withholding by the Company of a portion of the Shares (‘‘Share Withholding’’) otherwise deliverable to such Grantee upon the exercise of an Award (‘‘Taxable Event’’) having a Fair Market Value equal to the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event.

11.    DEFERRED PAYMENTS

Subject to the terms of this Plan and applicable law, the Committee may determine that all or a portion of any Award to Grantee, whether it is to be paid in cash, Shares or a combination thereof, shall be deferred or may, in its sole discretion, approve deferral elections made by Grantees. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion; provided, however, that no deferral shall be permitted to the extent that any such deferral would adversely affect the tax treatment of any outstanding Awards under applicable law.

12.    TERMINATION OF EMPLOYMENT

12.1    Termination for Cause.

Except as may otherwise be provided in the Award Agreement, if the Grantee has a Termination of Employment for Cause, any unexercised Award shall terminate immediately upon the Grantee's Termination of Employment.

12.2    Termination other than for Cause.

If the Grantee has a Termination of Employment for any reason other than Cause, then any unexercised Award, to the extent exercisable on the date of the Grantee's Termination of Employment, may be exercised as follows:

(a) Death.    Except as may otherwise be provided in the Award Agreement, if the Grantee's Termination of Employment is caused by the death of the Grantee, then any unexercised Award to the extent exercisable on the date of the Grantee's death, may be exercised in whole or in part, at any time within one year after the Grantee's death by the Grantee's personal representative or by the person to whom the Award is transferred by will or the applicable laws of descent and distribution, but in no event beyond the scheduled expiration of the Award;

(b) Disability.    Except as may otherwise be provided in the Award Agreement, if the Grantee's Termination of Employment is on account of the Disability of the Grantee, then any unexercised Award to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, at any time within one year after the date of such Termination of Employment; provided, however, that, if the Grantee dies after such Termination of Employment and before the end of such one year period, such Award may be exercised by the deceased Grantee's personal representative or by the person to whom the Award is transferred by will or the applicable laws of descent and distribution within one year after the Grantee's Termination of Employment, or, if later, within 180 days after the Grantee's death, but in no event beyond the scheduled expiration of the Award; and

(c) Other.    If the Grantee's Termination of Employment is for any reason other than Cause, death or Disability, then except as may otherwise be provided in the Award Agreement, any unexercised Award, to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, at any time within 30 days after such Termination of Employment; provided, however, that if the Grantee dies within such three-month period following such termination of Employment, such Award may be exercised by the deceased Grantee's personal representative or by the person to whom the Award is transferred by will or the applicable laws of descent and distribution within 180 days of the Grantee's death, but in no event beyond the scheduled expiration of the Award.

13.    EFFECTS OF A DISSOLUTION OR LIQUIDATION

In the event of the proposed dissolution or liquidation of the Company, all outstanding Awards will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options, SARs and right to purchase Restricted Stock) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

14.    EFFECTS OF A CHANGE OF CONTROL

In the event of a merger or Change in Control, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall (i) fully vest in and have the right to exercise the Option, SAR or right to purchase Restricted Stock as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable, and (ii) fully earn and receive a payout with respect to other Awards. If an Award becomes fully vested and exercisable (or earned, as applicable) in lieu of assumption or substitution in the event of a merger or Change in Control, the Committee shall notify the Participant in writing or electronically that (i) the Option, SAR or right to purchase Restricted Stock shall be fully vested and exercisable for a period determined by the Committee, and all outstanding Options, SARs and rights to purchase Restricted Stock shall terminate upon the expiration of such period and (ii) the other Awards shall be paid out immediately prior to the merger or Change in Control as if fully earned. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or Change in Control, the assumed Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise (or payout or vesting, as applicable) of the Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

15. MISCELLANEOUS

15.1    Securities Law Matters

(a) If the Committee deems it necessary to comply with the 1933 Act and there is not in effect a registration statement under the 1933 Act relating to the acquisition of the Shares pursuant to the Award, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for Shares.

(b) If based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (1) federal or state securities law or (2) the listing requirements of any securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

15.2    Funding

Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for, benefits under the Plan.

15.3    No Employment Rights

Neither the establishment of the Plan nor the granting of any Award shall be construed to (i) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (ii) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

15.4    Awards Under Other Plans or Sub-Plans

The Company or a Subsidiary may grant awards relating to Shares under other plans or programs including sub-plans under this Plan. The Committee in its discretion may determine that such awards shall be settled in the form of Shares issued under the Plan. Such Shares shall be treated for all purposes under the Plan similar to Shares issued in settlement of Awards and shall, when issued, reduce the number of Shares available under Section 3 in the case of Awards originally granted under the Plan.

15.5    Rights as a Stockholder

A Grantee shall not by reason of any Award have any right as a stockholder of the Company with respect to the Shares that may be deliverable upon exercise of such Award until such Shares have been delivered to him. Except as may otherwise be provided in the applicable Award Agreement, as a condition of exercise, a Grantee will be required to execute a stockholder agreement if any such agreement is then in effect with respect to the Shares.

15.6    Nature of Payments

Any and all grants or deliveries of Shares hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

15.7    Nonuniform Determinations

Neither the Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment, under Section 12, of Terminations of Employment. Notwithstanding the foregoing, the Committee's interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

15.8    Amendment of the Plan

The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to permit transactions in Shares pursuant to the Plan to be exempt from liability under Section 16(b) of the 1934 Act or (b) under the listing requirements of any securities exchange on which are listed any of the Company's equity securities.

15.9    Termination of the Plan

The Plan shall terminate on the tenth anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award or Award Agreement then outstanding under the Plan.

15.10    No Illegal Transactions

The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority that may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Shares or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

15.11    No Loans

No loans from the Company to Grantee shall be permitted under this Plan.

15.12    Assignment or Transfer

Unless the Committee shall specifically determine otherwise, no Award under the Plan or any rights or interest therein shall be transferable other than by will or the laws of descent and distribution and shall be exercisable, during the Grantee's lifetime, only by the Grantee. Once awarded, the Shares received by a Grantee may be freely transferred, assigned, pledged or otherwise subjected to lien, subject to the restrictions imposed by the 1933 Act, Section 16 of the 1934 Act and the Company's insider trading policy (if any), each as amended from time to time.

15.13    Beneficiary Designation

To the extent allowed by the Committee, each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named on a contingent or successive basis) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Unless the Committee determines otherwise, each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Company during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

15.14    Cost and Expenses

The cost and expenses of administering the Plan shall be borne by the Company and not charged to any Award or to any Grantee unless the Committee otherwise determines in its sole discretion.

15.15    Fractional Shares

Fractional Shares shall not be issued or transferred under an Award, but the Committee may pay cash in lieu of a fraction or round the fraction, in its discretion.

15.16    Indemnification

Provisions for the indemnification of officers and directors of the Company in connection with the administration of the Plan shall be as set forth in the Company's Certificate of Incorporation and Bylaws as in effect from time to time.

15.17    Severability

If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

15.18    Indemnification

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

15.19    Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business or assets of the Company.

15.20    Headings

The headings of Articles and Sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

15.21    Number and Gender

When appropriate the singular as used in this Plan shall include the plural and vice versa, and the masculine shall include the feminine.

15.22    Controlling Law

The laws of the State of Delaware, except its laws with respect to choice of laws, shall be controlling in all matters relating to the Plan.

CYCLACEL PHARMACEUTICALS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated June 13, 2006, in connection with the Annual Meeting to be held at the Woodfield Room, The Hilton Short Hills, 41 John F. Kennedy Parkway, Short Hills, New Jersey, 07078, on Thursday, July 6, 2006 at 10:00 a.m. local time, and hereby appoints Spiro Rombotis and Paul McBarron and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Cyclacel Pharmaceuticals, Inc. registered in the name provided herein, which the undersigned is entitled to vote at the 2006 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF TWO CLASS 3 DIRECTORS AND FOR THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FIRM AND AGAINST THE AMENDMENT OF THE 2006 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE THEREUNDER.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

1.    ELECTION OF TWO CLASS 3 DIRECTORS (OR IF ANY NOMINEE IS NOT AVAILABLE FOR ELECTION, SUCH SUBSTITUTE AS THE BOARD OF DIRECTORS MAY DESIGNATE).

[ ] FOR	[ ] WITHHOLD	[ ] FOR ALL NOMINEES EXCEPT

	NOMINEES:	PAUL MCBARRON
DR. CHRISTOPHER HENNEY

2.    APPROVAL OF THE AMENDMENT OF THE 2006 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE THEREUNDER.

[    ] FOR                        [    ] WITHHOLD                        [    ] ABSTAIN

3.    RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2006.

[    ] FOR                        [    ] WITHHOLD                        [    ] ABSTAIN

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

CYCLACEL PHARMACEUTICALS, INC.
Annual Meeting of Stockholders
July 6, 2006
Please date, sign and mail your proxy card as soon as possible.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You need not mark any boxes.

NOTE:    Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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